Prospectus	September 1, 2026

Eventide High Dividend ETF

NYSE Arca Ticker: ELCV

Eventide International ETF

NYSE Arca Ticker: ESIM

Eventide Large Cap Growth ETF

NYSE Arca Ticker: ESLG

Eventide Large Cap Value ETF

NYSE Arca Ticker: ESLV

Eventide Small Cap ETF

NYSE Arca Ticker: ESSC

Eventide US Market ETF

NYSE Arca Ticker: ESUM

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Table of Contents	2

Fund Summary: Eventide High Dividend ETF	3

Fund Summary: Eventide International ETF	12

Fund Summary: Eventide Large Cap Growth ETF	19

Fund Summary: Eventide Large Cap Value ETF	26

Fund Summary: Eventide Small Cap ETF	33

Fund Summary: Eventide US Market ETF	40

Additional Information About Each Fund’s Principal Investment Strategies and Related Risks	48

Shareholder Information	82

Management of Each Fund	86

Tax Consequences	89

Financial Highlights	92

Premium/Discount Information	98

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Fund Summary: Eventide High Dividend ETF

Investment Objective:

The Eventide High Dividend ETF’s (the “High Dividend Fund” or the “Fund”) investment objective is to seek income, income growth and long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares (“Fund shares” or “Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.49%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The management fee is structured as a “unified fee,” from which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 63%.

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Principal Investment Strategy:

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying securities. Under normal market conditions, the Fund seeks to provide a dividend yield greater than the average dividend yield of the equity securities in the Bloomberg US 1000 Total Return Index, measured on a gross basis. The Fund invests in companies identified by Eventide Asset Management, LLC (the “Adviser”) as having strong fundamentals, creating value for stakeholders (customers, employees, supply chain, community, environment, society and shareholders), and that, in the Adviser’s opinion, represent above-average long-term investment opportunities for dividend income, dividend growth, and stock price capital appreciation. The ethical principles that the Adviser uses within its fundamental research process to screen investments are more fully described below under “Faith-Based Screening.”

The Adviser actively manages the Fund’s portfolio using a long-only investment approach. While the Fund may invest in companies operating in any sector, it generally invests in sectors that the Adviser believes have historically offered attractive dividends and shareholder yields, such as energy, utilities, industrials, technology, infrastructure, and real estate sectors. From time to time, the Adviser may invest a substantial portion of the Fund’s assets in one or more sectors that are not highly correlated with the overall stock market in the Adviser’s judgment.

The Fund invests primarily in U.S. companies but may invest in securities of foreign companies. The Fund’s investments in foreign securities may be made either directly or through American Depository Receipts (“ADRs”), or through direct investment in the securities of foreign issuers listed on U.S. exchanges and denominated in U.S. dollars. Although the Fund will invest primarily in common stocks (including ADRs), the Fund may also invest in real estate investment trusts (“REITs”), exchange-listed preferred securities, and energy infrastructure companies (primarily midstream companies) organized as C corporations. The Fund will invest primarily in mid- and large-capitalization companies, which the Fund collectively defines as those with market capitalizations within the range of the Bloomberg US 1000 Value Total Return Index ($1.3 billion to $2.5 trillion as of June 30, 2026). In normal market conditions, the Adviser expects that the Fund will hold less than 10% of its total assets in cash and cash equivalents such as money market funds.

Stock selection is driven by the Adviser’s fundamental research and faith-based principles. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. This analysis includes financial analysis for determining financial strength and dividend sustainability, qualitative analysis for management assessment, industry positioning, and stakeholder value creation, and valuation analysis to determine risk adjusted return potential with dividends. The portfolio construction process includes attention to diversification and risk management with an overall positioning consistent with specific macro and thematic views of the portfolio manager and investment team. Positions continue to be monitored for consistency with investment case, price targets, and changes in company fundamentals, including faith-based criteria.

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Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

The Fund concentrates its investments in the securities of issuers engaged primarily in energy and/or utilities-related industries. The Fund considers an issuer to be engaged primarily in energy or utilities-related industries if such companies derive more than 50% of their revenue from activities within the energy and utilities sectors, as applicable.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

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Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments.

Energy Sector Risk. Companies operating in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. In addition, changes in government regulation, world events and political and economic conditions can affect these companies. These companies also are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, war and natural disasters. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, geopolitical conflict and related economic sanctions and labor relations also could affect companies in this sector.

■	Energy Equipment and Services Industry Risk. Companies in the energy equipment and services industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

■	Oil, Gas and Consumable Fuels Industry Risk. Changes in energy costs, exploration, and production worldwide, including the global transition to sustainable energy, may adversely affect the profitability of companies in the oil, gas and consumable fuels industry. These companies may also be affected by world events in the regions in which they operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest).

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

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To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the US government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Structure Risks. The Fund, and any ETFs the Fund may invest in, are structured as ETFs and as a result are subject to special risks, including:

■	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

■	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for a Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

■	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

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Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). The risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Large Capitalization Company Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion; and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The Adviser’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Adviser may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

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Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events and political events may adversely affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid- sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of preferred stocks may redeem their securities prior to maturity at a price below their current market value which would negatively impact the investment return of such preferred stocks.

Real Estate Sector Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s or an Underlying Fund’s portfolio.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment.

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Utilities Sector Risk. Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition; and potential losses resulting from a developing deregulatory environment.

■	Multi-Utilities Industry Risk. The multi-utilities industry includes utility companies engaged in one or more of electric utility, gas utility and/or water utility core operations as well as other diversified activities. The prices of securities in the multi-utilities industry may fluctuate significantly due to economic conditions generally affecting utilities companies, supply and demand, competitive pressures due to deregulation in the utilities industries, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources or pollution control. Legislative or regulatory changes and increased government supervision also may affect companies in the multi-utilities industry.

■	Independent Power and Renewable Electricity Producers Industry Risk. Companies in the independent power and renewable electricity producers industry may be highly dependent upon contracts with government entities and related subsidies, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for energy products, changes in energy prices, and international political events may cause fluctuations in the performance of independent power and renewable electricity producers companies and the prices of their securities.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index, as well as an additional index (the “Strategy Benchmark”) that the Adviser believes is more representative of the Fund’s investment universe. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost at www.EventideETFs.com or by calling 1-877-771-3836.

Annual Total Returns

Eventide High Dividend Fund Total Returns for the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 5.80% (quarter ended September 30, 2025), and the lowest return for a quarter was 0.01% (quarter ended December 31, 2025).

The Fund’s year-to-date return as of June 30, 2026 was 24.99%.

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Average Annual Total Returns (periods ended December 31, 2025)
	1 Year	Since Inception (September 30, 2024)
Return Before Taxes	10.22%	7.22%
Return After Taxes on Distributions	9.51%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares	6.39%	5.40%
Bloomberg US 3000 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)	13.09%	12.85%
Bloomberg US 1000 Value Total Return Index (reflects no deduction for fees, expenses or taxes) (the “Strategy Benchmark”)	16.53%	11.15%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to Shares held by non-taxable entities.

Adviser: Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager: Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Reginald Smith, Portfolio Manager and Senior Research Analyst of the Adviser, serve as the Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund. Ms. Bamford has served the Fund in this capacity since the Fund commenced operations in September 2024, and Mr. Smith has served the Fund as a Co-Portfolio Manager since April 2026.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.EventideETFs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Fund Summary: Eventide International ETF

Investment Objective:

The Eventide International ETF’s (the “International Fund” or the “Fund”) investment objective is to seek long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.59%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.59%

(1)	The management fee is structured as a “unified fee,” from which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

(2)	Estimated for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from December 16, 2025 (commencement of operations) to April 30, 2026, the Fund’s portfolio turnover rate was 10%.

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Principal Investment Strategy:

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled outside of the United States, (“Non-U.S. Companies”), identified by Eventide Asset Management, LLC, the Fund’s investment adviser (the “Adviser” ), as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described below under “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg World ex US Large & Mid Cap Total Return Index (the “Strategy Benchmark”) before Fund fees and expenses. The Strategy Benchmark is a float market-cap-weighted equity benchmark that covers the top 85% of market capitalization of the measured market. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Under normal market conditions, the Fund invests primarily in the equity securities of Non-U.S. Companies that have an average market capitalization that typically falls within the range of companies included in the Strategy Benchmark. The market capitalization range of companies within the Fund’s Strategy Benchmark is $46.2 million to $1.96 trillion as of June 30, 2026. The equity securities that the Fund may invest in include common stock traded on U.S. and foreign exchanges, American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”). The Fund is not required to allocate its investments in set percentages in particular countries; however, the Fund expects to be invested in companies from at least three different countries outside the U.S., including emerging market countries, at any given time. The Fund may increase or decrease exposures to countries, or concentrate in certain sectors, to the extent necessary to reduce active risk compared with its Strategy Benchmark. The Fund may not invest more than 25% of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described below. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 50 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

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Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

●	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

●	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

●	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

●	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

●	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or serve the Fund’s principal investment strategy to generate performance that is similar to the performance of the Strategy Benchmark before Fund fees and expenses, or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

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Currency Risk. If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than are more developed markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid, and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser’s corporate engagements and related activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Structure Risks. The Fund, and any ETFs the Fund may invest in, are structured as ETFs and as a result are subject to special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

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●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for a Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

●	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

●	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

●	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). The risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

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Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. The Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Large Capitalization Company Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion; and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The Adviser’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Adviser may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, exchange rates, trading and tariff events and political events may adversely affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid- sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

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Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

Because the Fund does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost at www.EventideETFs.com or by calling 1-877-771-3836.

Adviser: Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers: Christopher Grogan, CFA, Portfolio Manager and Director of Asset Allocation Services of the Adviser, and Tyler Frugia, Portfolio Manager and Head of Portfolio Analytics of the Adviser, serve as the Portfolio Managers of the Fund. Messrs. Grogan and Frugia are jointly and primarily responsible for the day-to-day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in 2025.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.EventideETFs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Fund Summary: Eventide Large Cap Growth ETF

Investment Objective:

The Eventide Large Cap Growth ETF’s (the “Large Cap Growth Fund” or the “Fund”) investment objective is to seek long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.39%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%

(1)	The management fee is structured as a “unified fee,” from which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from September 29, 2025 (commencement of operations) to April 30, 2026, the Fund’s portfolio turnover rate was 38%.

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Principal Investment Strategy:

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of United States (“U.S.”) large-capitalization companies that exhibit growth style characteristics, and are identified by Eventide Asset Management, LLC, the Fund’s investment adviser (the “Adviser” ), as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described below under “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg U.S. 1000 Growth Total Return Index (the “Strategy Benchmark”) before Fund fees and expenses. The Strategy Benchmark is a float market-cap weighted benchmark comprised of companies within the Bloomberg U.S. 1000 Index with the highest growth factor scores based on their earnings yield, valuation, dividend yield, and growth. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large cap companies and companies that exhibit growth style characteristics. The Fund considers large cap companies to be companies with a market capitalization of $20 billion or greater. The Fund invests in securities the Adviser believes exhibit growth style characteristics based on long-term projected earnings growth while also taking into account growth characteristics such as a company’s historical growth of earnings, earnings yield, sales, cash flow, market value and book value. Projected earnings growth is based on an average of available third-party analysts’ estimates for three- to five-year earnings per share (“EPS”) growth. The equity securities that the Fund may invest in include common stock and real estate investment trusts (“REITs”). The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described below. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 75 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

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Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or serve the Fund’s principal investment strategy to generate performance that is similar to the performance of the Strategy Benchmark before Fund fees and expenses, or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

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To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser’s corporate engagements and related activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Structure Risks. The Fund, and any ETFs the Fund may invest in, are structured as ETFs and as a result are subject to special risks, including:

■	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

■	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for a Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

■	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

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Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. The Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Large Capitalization Company Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion; and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The Adviser’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Adviser may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

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Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events and political events may adversely affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

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Performance:

Because the Fund does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost at www.EventideETFs.com or by calling 1-877-771-3836.

Adviser: Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers: Christopher Grogan, CFA, Portfolio Manager and Director of Asset Allocation Services of the Adviser, and Tyler Frugia, Portfolio Manager and Head of Portfolio Analytics of the Adviser, serve as the Portfolio Managers of the Fund. Messrs. Grogan and Frugia are jointly and primarily responsible for the day-to-day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in September 2025.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.EventideETFs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Fund Summary: Eventide Large Cap Value ETF

Investment Objective:

The Eventide Large Cap Value ETF’s (the “Large Cap Value Fund” or the “Fund”) investment objective is to seek long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.39%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%

(1)	The management fee is structured as a “unified fee,” from which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from September 29, 2025 (commencement of operations) to April 30, 2026, the Fund’s portfolio turnover rate was 22%.

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Principal Investment Strategy:

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of United States (“U.S.”) large-capitalization companies that exhibit value style characteristics, and are identified by Eventide Asset Management, LLC, the Fund’s investment adviser (the “Adviser” ), as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described below under “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg U.S. 1000 Value Total Return Index (the “Strategy Benchmark”) before Fund fees and expenses. The Strategy Benchmark is a float market-cap weighted benchmark comprised of companies within the Bloomberg U.S. 1000 Index with the highest value factor scores based on their earnings yield, valuation, dividend yield, and growth. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large cap companies and companies that exhibit value style characteristics. The Fund considers large cap companies to be companies with a market capitalization of $20 billion or greater. The Fund invests in securities the Adviser believes exhibit value style characteristics based on price to projected earnings and earnings yield, while also taking into account market value, price-to-book, price-to-sales, price-to-cash flow, and dividend yield. The equity securities that the Fund may invest in include common stock and real estate investment trusts (“REITs”). The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described below. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 75 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

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■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or serve the Fund’s principal investment strategy to generate performance that is similar to the performance of the Strategy Benchmark before Fund fees and expenses, or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

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To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser’s corporate engagements and related activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Structure Risks. The Fund, and any ETFs the Fund may invest in, are structured as ETFs and as a result are subject to special risks, including:

■	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

■	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for a Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

■	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

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Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. The Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Large Capitalization Company Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion; and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The Adviser’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Adviser may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events and political events may adversely affect the securities markets.

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Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid- sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Value Investing Risk. A value style of investing focuses on undervalued companies with characteristics for improved valuations. “Value” securities are subject to the risk that their valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower than that of other types of investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. Value stocks also may decline in price, even though in theory they are already underpriced.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

Because the Fund does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost at www.EventideETFs.com or by calling 1-877-771-3836.

Adviser: Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers: Christopher Grogan, CFA, Portfolio Manager and Director of Asset Allocation Services of the Adviser, and Tyler Frugia, Portfolio Manager and Head of Portfolio Analytics of the Adviser, serve as the Portfolio Managers of the Fund. Messrs. Grogan and Frugia are jointly and primarily responsible for the day-to-day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in September 2025.

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Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.EventideETFs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Fund Summary: Eventide Small Cap ETF

Investment Objective:

The Eventide Small Cap Fund’s (the “Small Cap Fund” or the “Fund”) investment objective is to seek long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.49%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The management fee is structured as a “unified fee,” from which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from September 29, 2025 (commencement of operations) to April 30, 2026, the Fund’s portfolio turnover rate was 14%.

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Principal Investment Strategy:

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of United States (“U.S.”) small-capitalization companies, identified by Eventide Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described below under “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg U.S. 2000 Total Return Index (the “Strategy Benchmark”) before Fund fees and expenses. The Strategy Benchmark is a float market-cap-weighted benchmark comprised of the lower 2,000 companies, rated by market capitalization, of the Bloomberg U.S. 3000 Index. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of small cap companies, which the Fund considers to be companies with a market capitalization of less than $20 billion. The equity securities that the Fund may invest in include common stock and real estate investment trusts (“REITs”). The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described below. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 100 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

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■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or serve the Fund’s principal investment strategy to generate performance that is similar to the performance of the Strategy Benchmark before Fund fees and expenses, or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

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To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser’s corporate engagements and related activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Structure Risks. The Fund, and any ETFs the Fund may invest in, are structured as ETFs and as a result are subject to special risks, including:

■	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

■	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for a Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

■	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

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Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. The Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s Shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The Adviser’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Adviser may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

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Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events and political events may adversely affect the securities markets.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

Because the Fund does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost at www.EventideETFs.com or by calling 1-877-771-3836.

Adviser: Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers: Christopher Grogan, CFA, Portfolio Manager and Director of Asset Allocation Services of the Adviser, and Tyler Frugia, Portfolio Manager and Head of Portfolio Analytics of the Adviser, serve as the Portfolio Managers of the Fund. Messrs. Grogan and Frugia are jointly and primarily responsible for the day-to-day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in September 2025.

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Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.EventideETFs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Fund Summary: Eventide US Market ETF

Investment Objective:

The Eventide US Market ETF’s (the “US Market ETF” or the “Fund”) investment objective is to seek long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.39%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%

(1)	The management fee is structured as a “unified fee,” from which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 56%.

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Principal Investment Strategy:

The Fund seeks to achieve its investment objective by investing, under normal market conditions, in a portfolio of equity securities of United States (“U.S.”) companies, identified by Eventide Asset Management, LLC, the Fund’s investment adviser (the “Adviser” ), as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s value-based screening criteria as more fully described below under “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while reasonably limiting tracking error to the Bloomberg U.S. 3000 Total Return Index (the “Strategy Benchmark”).

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies domiciled in the United States. The Fund’s investment in securities of issuers that are not domiciled in the United States, such as American Depository Receipts (“ADRs”) and the ordinary stock of foreign issuers, is limited to a maximum of 20% of its net assets (plus the amount of any borrowings for investment purposes). The equity securities that the Fund may invest in include common stock, Real Estate Investment Trusts (“REITs”), ADRs, and the ordinary stock of foreign issuers, including those listed on U.S. stock exchanges and denominated in U.S. dollars. The Fund may invest in companies of any market capitalization but will typically invest in companies with market capitalizations that fall within the range of companies included in the Strategy Benchmark. The market capitalization range of companies within the Fund’s Strategy Benchmark is $5.5 million to $4.8 trillion as of June 30, 2026.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described below. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 100 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

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■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or serve the Fund’s principal investment strategy to track the Strategy Benchmark, or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

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Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser’s corporate engagements and related activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Structure Risks. The Fund, and any ETFs the Fund may invest in, are structured as ETFs and as a result are subject to special risks, including:

■	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

■	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for a Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

■	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

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■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). The risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Large Capitalization Company Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion; and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The Adviser’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Adviser may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events and political events may adversely affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid- sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s or an Underlying Fund’s portfolio.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

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Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost at www.EventideETFs.com or by calling 1-877-771-3836.

Annual Total Returns

Eventide US Market Fund Total Returns for the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 10.40% (quarter ended June 30, 2025), and the lowest return for a quarter was (2.50)% (quarter ended March 31, 2025 ).

The Fund’s year-to-date return as of June 30, 2026 was 14.32%.

Average Annual Total Returns (periods ended December 31, 2025)
	1 Year	Since Inception (December 17, 2024)
Return Before Taxes	12.19%	8.47%
Return After Taxes on Distributions	11.95%	8.23%
Return After Taxes on Distributions and Sale of Fund Shares	7.38%	6.44%
Bloomberg US 3000 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.21%	13.12%

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to Shares held by non-taxable entities.

Adviser: Eventide Asset Management, LLC is the Fund’s investment adviser (the “Adviser”).

Portfolio Managers: Christopher Grogan, CFA, Portfolio Manager and Director of Asset Allocation Services of the Adviser, and Tyler Frugia, Portfolio Manager and Head of Portfolio Analytics of the Adviser, serve as the Portfolio Managers of the Fund. Messrs. Grogan and Frugia are jointly and primarily responsible for the day-to-day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in December 2024.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.EventideETFs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information About Each Fund’s Principal Investment Strategies and Related Risks

Fund	Objective
High Dividend Fund	Income, income growth and long-term capital appreciation.
International Fund	Long-term capital appreciation.
Large Cap Growth Fund	Long-term capital appreciation.
Large Cap Value Fund	Long-term capital appreciation.
Small Cap Fund	Long-term capital appreciation.
US Market Fund	Long-term capital appreciation.

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval

Shareholders will be given 60 days’ advance notice if the Board decides to change any of the following:

■	a Fund’s investment objective;

■	the High Dividend Fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying securities;

■	the Large Cap Growth Fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of large cap companies and companies that exhibit growth style characteristics;

■	the Large Cap Value Fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of large cap companies and companies that exhibit value style characteristics;

■	the Small Cap Fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of small cap companies; or

■	the US Market Fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of companies domiciled in the United States.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 877-771-3836 or visit the Funds’ website www.EventideETFs.com.

Faith-Based Screening. The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s

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portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

HIGH DIVIDEND FUND

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying securities. Under normal market conditions, the Fund seeks to provide a dividend yield greater than the average dividend yield of the equity securities in the Bloomberg US 3000 Total Return Index, measured on a gross basis. The Fund invests in

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companies identified by the Adviser as having strong fundamentals, creating value for stakeholders (customers, employees, supply chain, community, environment, society and shareholders), and that, in the Adviser’s opinion, represent above-average long-term investment opportunities for dividend income, dividend growth, and stock price capital appreciation. The ethical principles that the Adviser uses to screen investments are more fully described in the section entitled “Faith-Based Screening.”

Stock selection is driven by the Adviser’s fundamental research, including the faith-based screening criteria described above. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. This analysis includes financial analysis for determining financial strength and dividend sustainability, qualitative analysis for management assessment, industry positioning, and stakeholder value creation, and valuation analysis to determine risk adjusted return potential with dividends. The portfolio construction process includes attention to diversification and risk management with an overall positioning consistent with specific macro and thematic views of the portfolio manager and investment team. Positions continue to be monitored for consistency with investment case, price targets, and changes in company fundamentals, including faith-based criteria.

The Adviser actively manages the Fund’s portfolio using a long-only investment approach. While the Fund may invest in companies operating in any sector, it generally invests in sectors that the Adviser believes have historically offered attractive dividends and shareholder yields, such as energy, utilities, industrials, technology, infrastructure, and real estate sectors. From time to time, the Adviser may invest a substantial portion of the Fund’s assets in one or more sectors that are not highly correlated with the overall stock market in the Adviser’s judgment.

The Fund invests primarily in U.S. companies but may invest in securities of foreign companies. The Fund’s investments in foreign securities may be made either directly or through American Depository Receipts (“ADRs”), or through direct investment in the securities of foreign issuers listed on U.S. exchanges and denominated in U.S. dollars. Although the Fund will invest primarily in common stocks (including ADRs), the Fund may also invest in real estate investment trusts (“REITs”), exchange-listed preferred securities, and energy infrastructure companies (primarily midstream companies) organized as C corporations. The Fund will invest primarily in mid- and large-capitalization companies, which the Fund collectively defines as those with market capitalizations within the range of the Bloomberg US 1000 Value Total Return Index. In normal market conditions, the Adviser expects that the Fund will hold less than 10% of its total assets in cash and cash equivalents such as money market funds.

The Fund concentrates its investments in the securities of issuers engaged primarily in energy and utilities-related industries. The Fund considers an issuer to be engaged primarily in energy and/or utilities-related industries if more than 50% of its revenue is derived from activities within the energy and utilities sectors, as applicable. The Adviser oversees the Fund’s concentration using classifications assigned to particular companies by ratings services and through its fundamental research processes.

INTERNATIONAL FUND

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of Non-U.S. Companies, identified by the Adviser as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described in the section entitled “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg World ex US Large & Mid Cap Total Return Index (the “Strategy Benchmark”) before Fund fees and

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expenses. The Strategy Benchmark is a float market-cap-weighted equity benchmark that covers the top 85% of market capitalization of the measured market. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described above. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 50 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Under normal market conditions, the Fund invests primarily in the equity securities of Non-U.S. Companies that have an average market capitalization that typically falls within the range of companies included in the Strategy Benchmark. The market capitalization range of companies within the Fund’s Strategy Benchmark is $46.2 million to $1.96 trillion as of June 30, 2026. The equity securities that the Fund may invest in include common stock traded on U.S. and foreign exchanges and ADRs. The Fund is not required to allocate its investments in set percentages in particular countries; however, the Fund expects to be invested in companies from at least three different countries outside the U.S., including emerging market countries, at any given time. The Fund may increase or decrease exposures to countries, or concentrate in certain sectors, to the extent necessary to reduce active risk compared with its Strategy Benchmark. The Fund may not invest more than 25% of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

LARGE CAP GROWTH FUND

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of U.S. large-capitalization companies that exhibit growth style characteristics, and are identified by the Adviser as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described in the section entitled “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg U.S. 1000 Growth Total Return Index (the “Strategy Benchmark”) before Fund fees and expenses. The Strategy Benchmark is a float market-cap weighted benchmark comprised of companies within the Bloomberg U.S. 1000 Index with the highest growth factor scores based on their earnings yield, valuation, dividend yield, and growth. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described above. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 75 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk

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compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large cap companies and companies that exhibit growth style characteristics. The Fund considers large cap companies to be companies with a market capitalization of $20 billion or greater. The Fund may also invest up to 20% of its assets in companies with market capitalizations below $20 billion. The Fund invests in securities the Adviser believes exhibit growth style characteristics based on long-term projected earnings growth while also taking into account growth characteristics such as a company’s historical growth of earnings, earnings yield, sales, cash flow, market value and book value. Projected earnings growth is based on an average of available third-party analysts’ estimates for three- to five-year earnings per share (“EPS”) growth. The equity securities that the Fund may invest in include common stock and REITs. The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

LARGE CAP VALUE FUND

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of U.S. large-capitalization companies that exhibit value style characteristics, and are identified by the Adviser as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described in the section entitled “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg U.S. 1000 Value Total Return Index (the “Strategy Benchmark”) before Fund fees and expenses. The Strategy Benchmark is a float market-cap weighted benchmark comprised of companies within the Bloomberg U.S. 1000 Index with the highest value factor scores based on their earnings yield, valuation, dividend yield, and growth. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described above. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 75 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large cap companies and companies that exhibit value style characteristics. The Fund considers large cap companies to be companies with a market capitalization of $20 billion or greater. The Fund may also invest up to 20% of its assets in companies with market capitalizations below

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$20 billion. The Fund invests in securities the Adviser believes exhibit value style characteristics based on price to projected earnings and earnings yield, while also taking into account price-to-book, price-to-sales, price-to-cash flow, and dividend yield. The equity securities that the Fund may invest in include common stock and REITs. The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

SMALL CAP FUND

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of U.S. small-capitalization companies, identified by the Adviser as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described in the section entitled “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Strategy Benchmark before Fund fees and expenses. The Strategy Benchmark is a float market-cap-weighted benchmark comprised of the lower 2,000 companies, rated by market capitalization, of the Bloomberg U.S. 3000 Index. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described above. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 100 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in small cap companies, which the Fund considers to be companies with a market capitalization of less than $20 billion. The equity securities that the Fund may invest in include common stock and REITs. The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

US MARKET FUND

The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. companies, identified by the Adviser as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s faith-based screening criteria as more fully described in the section entitled “Faith-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while reasonably limiting tracking error to the Bloomberg U.S. 3000 Total Return Index (the “Strategy Benchmark”).

Stock selection is supported by the Adviser’s fundamental research, including the faith-based screening criteria described above. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and

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appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 100 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to track its Strategy Benchmark consistent with its investment objective. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors on active risk and the Fund’s ability to reasonably limit tracking error compared to the Strategy Benchmark.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies domiciled in the United States. The Fund’s investment in securities of issuers that are not domiciled in the United States, such as ADRs and the ordinary stock of foreign issuers, is limited to a maximum of 20% of its net assets (plus the amount of any borrowings for investment purposes). The equity securities that the Fund may invest in include common stock, REITs, ADRs, and the ordinary stock of foreign issuers, including those listed on U.S. stock exchanges and denominated in U.S. dollars. The Fund may invest in companies of any market capitalization but will typically invest in companies with market capitalizations that fall within the range of companies included in the Strategy Benchmark. The market capitalization range of companies within the Fund’s Strategy Benchmark is $16 million to $3.9 trillion as of June 30, 2026.

Principal Investment Risks

All ETFs carry a certain amount of risk. As with any ETF, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where a Fund will not meet its investment objective and will lose money. A Fund’s NAV, market price, and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in a Fund is not a complete investment program. These risks affect each Fund directly as well as through other funds in which it may invest. For purposes of the discussion below, “Fund” means the Fund and/or one or more of other funds in which the Fund may invest.

The following chart identifies the principal and non-principal risks of investing in a Fund. These risks could adversely affect the NAV, market price, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

Risks (Principal Risk: ● Non-Principal Risk: ○)

	Eventide High Dividend ETF	Eventide International ETF	Eventide Large Cap Growth ETF	Eventide Large Cap Value ETF	Eventide Small Cap ETF	Eventide US Market ETF
ADR Currency Risk	○	○	○	○	○	○
ADRs Risk	●	●	○	○	○	●
Affiliated Investment Company Risk	○	○	○	○	○	○
Asset-Backed and Mortgage-Backed Security Risk	○	○	○	○	○	○
Authorized Participant Risk	●	●	●	●	●	●
Bank Loans Risk	○	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○	○
Build America Bonds Risk	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○
Cash or Cash Equivalents Risk	●	○	○	○	○	●
Cash Transactions Risk	○	○	○	○	○	○
Changing Fixed Income Market Conditions Risk	○	○	○	○	○	○

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Risks (Principal Risk: ● Non-Principal Risk: ○)

	Eventide High Dividend ETF	Eventide International ETF	Eventide Large Cap Growth ETF	Eventide Large Cap Value ETF	Eventide Small Cap ETF	Eventide US Market ETF
Collateralized Bond Obligation Risk	○	○	○	○	○	○
Commodity Risk	○	○	○	○	○	○
Conflict of Interest - Adviser Risk	○	○	○	○	○	○
Conflict of Interest - Portfolio Manager Risk	○	○	○	○	○	○
Convertible Bond Risk	○	○	○	○	○	○
Convertible Securities Risk	○	○	○	○	○	○
Credit Default Swap Risk	○	○	○	○	○	○
Credit Risk	○	○	○	○	○	○
Credit Risk (for Floating Rate Loans)	○	○	○	○	○	○
Currency Risk	○	●	○	○	○	○
Derivatives Risk	○	○	○	○	○	○
Dividend Yield Risk	●	○	○	○	○	○
Early Close/Trading Halt Risk	○	○	○	○	○	○
Emerging Market Risk	○	●	○	○	○	○
Energy Equipment and Services Industry Risk	●	○	○	○	○	○
Energy Sector Risk	●	○	○	○	○	○
Equity Securities Risk	●	●	●	●	●	●
Ethical Investment Risk	●	●	●	●	●	●
ETF Risk	○	○	○	○	○	○
ETF Structure Risk	●	●	●	●	●	●
Exchange Traded Notes (“ETNs”) Risk	○	○	○	○	○	○
Extension Risk	○	○	○	○	○	○
Financial Markets Regulatory Risk	○	○	○	○	○	○
Financial Sector Risk	○	●	○	●	●	○
Fixed Income Risk	○	○	○	○	○	○
Floating Rate Loan Risk	○	○	○	○	○	○
Foreign Exchanges Risk	○	○	○	○	○	○
Foreign Investment Risk	●	●	○	○	○	●
Forwards Risk	○	○	○	○	○	○
Geographic Focus Risk	○	○	○	○	○	○
Growth Stock Risk	○	○	●	○	○	○
Healthcare Sector Risk	○	○	○	○	●	○
Independent Power and Renewable Electricity Producers Industry Risk	●	○	○	○	○	○
Industrials Sector Risk	●	●	●	●	●	●
Industry Concentration Risk	●	●	●	●	●	○
Inflation Protected Securities Risk	○	○	○	○	○	○
Interest Rate Risk	○	○	○	○	○	○
Interest Rate Risk (for Floating Rate Loans)	○	○	○	○	○	○
Investment Style Risk	●	●	●	●	●	●
Issuer Specific Risk	●	●	●	●	●	●
Junk Bond Risk	○	○	○	○	○	○
Large Capitalization Company Risk	●	●	●	●	○	●
Leverage Risk	○	○	○	○	○	○
Leveraged ETF Risk	○	○	○	○	○	○
Limited History of Operations Risk	●	●	●	●	●	●
Liquidity Risk	○	○	○	○	○	○
Litigation Risk	○	○	○	○	○	○
Loan Risk	○	○	○	○	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○	○

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Risks (Principal Risk: ● Non-Principal Risk: ○)

	Eventide High Dividend ETF	Eventide International ETF	Eventide Large Cap Growth ETF	Eventide Large Cap Value ETF	Eventide Small Cap ETF	Eventide US Market ETF
Management Risk	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●
MBS and CMO Risk	○	○	○	○	○	○
Medium (Mid) Capitalization Company Risk	●	●	●	●	○	●
Micro Capitalization Company Risk	○	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	○	○	○	○
Model and Data Risk	○	○	○	○	○	○
Mortgage-Backed Securities Risk	○	○	○	○	○	○
Multi-Utilities Industry Risk	●	○	○	○	○	○
Non-Correlation Risk	○	○	○	○	○	○
Oil, Gas and Consumable Fuels Industry Risk	●	○	○	○	○	○
Over-the-Counter (“OTC”) Trading Risk	○	○	○	○	○	○
Preferred Stock Risk	●	○	○	○	○	○
Prepayment Risk	○	○	○	○	○	○
Real Estate Risk	●	○	●	●	●	●
REIT Risk	●	○	●	●	●	●
Regulatory Risk	○	○	○	○	○	○
Repurchase and Reverse Repurchase Agreements Risk	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○
Sector Risk	●	○	○	○	○	●
Security Risk	●	○	○	○	○	●
Segregation Risk	○	○	○	○	○	○
Short Selling Risk	○	○	○	○	○	○
Small Capitalization Company Risk	○	○	●	●	●	●
Sovereign Debt Risk	○	○	○	○	○	○
Structured Note Risk	○	○	○	○	○	○
Swaps Risk	○	○	○	○	○	○
Technology Sector Risk	●	●	●	○	●	●
Underlying Fund Risk	○	○	○	○	○	○
Utilities Sector Risk	●	○	○	○	○	○
U.S. Government Obligations Risk	○	○	○	○	○	○
Value Investing Risk	○	○	○	●	○	○
Volatility Risk	○	○	○	○	○	○

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no

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guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure. ADRs’ value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. A Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Adviser, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The Adviser will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. In addition, the Adviser may have an incentive to allocate a Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Affiliated Funds.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for a Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of a Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which a Fund may invest could negatively impact the value of a Fund’s investments. To the extent a Fund focuses its investments in particular

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types of mortgage-backed or asset-backed securities, a Fund may be more susceptible to risk factors affecting such types of securities.

Authorized Participant Risk. A Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Distributor. To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of a Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting by the Exchange. These risks could cause intra-day bid/ask spreads for a Fund’s shares to widen.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as a Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Basic Materials Industry Risk. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Build America Bonds Risk. Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either: (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received.

The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and there can be no assurance that Build America Bonds will be actively traded. The market for the bonds and/or their liquidity may be negatively affected. No further issuance is permitted unless Congress were to renew the program at a future date.

Build America Bonds involves similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Although Build America Bonds only were authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt municipal bonds.

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Capacity Risk. The markets and securities in which a Fund invests may, at times, have limited capacity, and the Adviser may not be able to allocate as much of a Fund’s assets to a particular investment or type of investment as it desires. Under such conditions, the execution of a Fund’s strategy may be affected and a Fund may not achieve its investment objective. In addition, a Fund may not be able to purchase or sell securities at favorable market prices.

Cash and Cash Equivalents Risk. At times, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect a Fund’s performance and a Fund may not achieve its investment objective.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at a Fund level. Because a Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at a Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its Shares principally in-kind, could be imposed on a Fund and thus decrease a Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.

Changing Fixed Income Market Conditions Risk. Fluctuations in the federal funds rate and equivalent foreign interest rates could adversely affect the value of a Fund’s investments in fixed-income securities. Such fluctuations may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. It is difficult to predict the impact of interest changes on various markets.

In periods of rising interest rates, the yield (income from a fixed-income security held by a Fund over a stated period of time) of a fixed-income security may tend to be lower than prevailing market rates, and in periods of declining interest rates, the yield of a fixed-income security may tend to be higher than prevailing market rates. In addition, when interest rates are rising, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing higher yields than the balance of a Fund’s portfolio, thereby increasing the yield of a Fund. In periods of declining interest rates, the opposite can be true. The NAV of a Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed-income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. Changes in interest rate policies could also result in extraordinary redemptions by Authorized Participants, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Global economic conditions have caused, and may continue to cause, fixed income instruments to experience unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit and have made it

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more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk, and pay higher interest rates.

Commodity Risk. Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Conflict of Interest - Adviser Risk. The Adviser, portfolio manager, and other individuals associated with the Adviser may have compensation and/or other arrangements that may be in conflict with the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the potential conflicts such as:

■	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

■	With respect to securities transactions for a Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than a Fund may outperform the securities selected for a Fund.

■	The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that a Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

■	The Adviser has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make

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principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, a Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash at a time that may be unfavorable to a Fund. Convertible bonds have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject a Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. Credit risk may be substantial for a Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and a Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, a Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the NAV and market price of a Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to a Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively

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illiquid, or may lose all or substantially all of their value, causing a Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to a Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing a Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Ratings (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. A Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between “B3” and “Ba1” by Moody’s, “B-” and “BB+” by S&P or, if not rated, would be of similar credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Adviser, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Adviser believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which a Fund sells a currency it does not own but has borrowed in anticipation that the market price of the currency will decline. A Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which a Fund took a short position in the currency.

Derivatives Risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of a Fund’s taxable income or gains and may limit or prevent a Fund from using certain types of derivative instruments as a part of its investment

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strategy, which could make the investment strategy more costly to implement or require a Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to changing supply and demand relationships; government programs and policies; national and international political and economic events, and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

■	Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price. A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so a Fund bears the risk that it will lose the premium paid for the option.

■	Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

■	Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

■	Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for a fund to effectively implement its investment strategy, achieve its objectives and could potentially lead to significant losses.

■	Options Risk. There are risks associated with a Fund’s options strategy. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of a Fund’s portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of a Fund’s portfolio securities. As the buyer of a call option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, a Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the underlying reference instrument rises above the strike price. A Fund’s losses are potentially large in a written put transaction and potentially unlimited in a

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written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

■	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on a Fund’s share price.

■	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

■	Tracking Risk: Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Adviser’s expectations. Consequently, option returns may not be highly correlated to the securities they are intended to hedge.

■	Sub-strategy Risk: Certain hedging strategies known as spreads or straddles expose a Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction a Fund will invest in a combination of long and sold (written) positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the Adviser expects. In a straddle transaction a Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose a Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls. Straddles may have adverse tax consequences, including deferring the recognition of losses, suspending or terminating holding periods, or requiring the capitalization of certain expenses.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of a Fund. Lower priced securities in a Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent a Fund from

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buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Emerging Market Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging markets countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have higher rates of inflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited, and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional, and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited, which can impede a Fund’s ability to evaluate such companies. In addition, certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The potentially smaller size of emerging markets countries’ securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Energy Equipment and Services Industry Risk. Companies in the energy equipment and services industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the

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financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if a master limited partnership (“MLP”), or the companies to whom it provides its services, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. Energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, tariff and trade policy, geopolitical unrest, and economic conditions, among others.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction, tariff and trade policy, geopolitical unrest, and global or regional political, economic and banking crises.

Ethical Investment Risk. A Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet a Fund’s ethical screening guidelines.

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and a Fund. There is no guarantee that the Adviser’s corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit a Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting a Fund’s investment returns. Furthermore, the US government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its NAV; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because a Fund may invest its assets in ETFs that have their own fees and expenses in

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addition to those charged directly by a Fund, a Fund may bear higher expenses than a fund that invests directly in individual securities.

ETF Structure Risk. A Fund is structured as an ETF and as a result is subject to special risks, including:

■	Not Individually Redeemable. Fund shares are not individually redeemable and may be redeemed by a Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.

■	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for a Fund’s shares may not be developed or maintained. If a Fund’s shares are traded outside a collateralized settlement system (i.e., a system requiring that assets, such as cash and securities, are pledged prior to participating in financial transactions in order to limit the risk of such party failing to meet its obligations prior to settlement), the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for a Fund’s shares.

■	Market Price Variance Risk. Individual Shares of a Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid/ask spread often increases significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund’s investment results are measured based upon the daily NAV of a Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and a Fund’s NAV.

■	The market price for a Fund’s shares may deviate from a Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than a Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for a Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from a Fund’s domestic trading day, which could lead to differences between the market value of a Fund’s shares and a Fund’s NAV, which could cause the intra-day bid/ask spread of a Fund to widen.

■	In stressed market conditions, the market for a Fund’s shares may become less liquid in response to the deteriorating liquidity of a Fund’s portfolio. This adverse effect on the liquidity of a Fund’s shares may, in turn, lead to differences between the market value of a Fund’s shares and a Fund’s NAV, which could cause the intra-day bid/ask spread of a Fund to widen. Because bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by a Fund), spreads may widen if a

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Fund’s shares have little trading volume and market liquidity. Conversely, the bid/ask spreads will generally be narrower if a Fund’s shares have more trading volume and market liquidity.

Exchange Traded Notes (“ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact a Fund’s operations, universe of potential investment options, and return potential.

Fixed Income Risk. When a Fund invests in fixed income securities, the value of your investment in a Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in a Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces a Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by a

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Fund, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. Floating rate loans that are senior in the capital structure of the borrower, and that are secured with specific collateral generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to a Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid or may lose all or substantially all of their value, causing a Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to a Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing a Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in a Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans. So long as the base rate for a loan remains under the base rate floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on a Fund’s shares will fall and the value of a Fund’s assets may decrease, which will cause a Fund’s NAV to decrease.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Ratings (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Adviser, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. Neither existing Securities and Exchange Commission (“SEC”) regulations nor regulations of any other U.S. governmental agency may apply to transactions effected on foreign markets. Some foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the

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exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. To the extent a Fund invest in foreign securities, a Fund could be subject to greater risks because a Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect a Fund than a fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if a Fund invested solely in more developed countries.

Foreign Currency Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby a Fund may agree to buy or sell a country or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. A Fund’s investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

Geographic Focus Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which a Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s NAV and market price may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few

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key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence.

Independent Power and Renewable Electricity Producers Industry Risk. Companies in the independent power and renewable electricity producers industry may be highly dependent upon contracts with government entities and related subsidies, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for energy products, changes in energy prices, and international political events may cause fluctuations in the performance of independent power and renewable electricity producers companies and the prices of their securities.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk (High Dividend Fund and US Market Fund Only). A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Industry Concentration Risk (International Fund, Large Cap Growth Fund, Large Cap Value Fund, and Small Cap Fund Only). A Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of a Fund’s Strategy Benchmark. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly. This may cause a Fund’s net asset value or market price to fluctuate more than that of a fund that does not concentrate in a particular industry or group of industries.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of a

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Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that a Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the Shares of a Fund to the extent that it invests in floating rate debt. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in a Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans (a “base rate floor”). So long as the base rate for a loan remains under the base rate floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on a Fund’s shares will fall and the value of a Fund’s assets may decrease, which will cause a Fund’s NAV and market price to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Issuer Specific Risk. The performance of a Fund depends on the performance of the issuers of the individual securities in which a Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of a Fund’s Shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell such bonds in its portfolio (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Large Capitalization Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

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During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. When a Fund uses derivatives, it can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause a Fund to have higher expenses than those of funds that do not use such techniques.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify a Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Limited History of Operations Risk. Each Fund is a new fund with limited history of operations for investors to evaluate. Investors in each Fund bear the risk that each Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in each Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), and the Internal Revenue Code of 1986, as amended (the “Code”), that do not apply to the Adviser’s management of individual and institutional accounts. As a result, the Adviser may not achieve its intended result in managing each Fund.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by a Fund, its Adviser or any other service provider to a Fund. The defense of a lawsuit may detrimentally impact a Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual

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company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The Adviser may not successfully implement a Fund’s investment strategies and, as a result, a Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. Overall market risks may also affect the value of a Fund. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates, trading and tariff events and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to a Fund’s NAV, which could cause the intra-day bid/ask spread of a Fund to widen, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

■	Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

MBS and CMO Risk. Mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”) are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and a Fund may have to reinvest prepayment proceeds at a lower interest

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rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Medium (Mid) Capitalization Company Risk. To the extent a Fund invests in the stocks of mid-sized companies, a Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s NAV and market price to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may trade in less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of a Fund.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in a Fund and lower income, as compared to an MLP that is not taxed as a corporation.

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Model and Data Risk. Like all quantitative analysis, the investment models utilized in connection with an index carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models is usually constructed based on data supplied by third parties, the success of an index’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of Shares of a Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on a Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to a Fund as a Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and a Fund’s NAV per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to a Fund. The liquidity of mortgage-backed securities may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Multi-Utilities Industry Risk. The multi-utilities industry includes utility companies engaged in one or more of electric utility, gas utility and/or water utility core operations as well as other diversified activities. The prices of securities in the multi-utilities industry may fluctuate significantly due to economic conditions generally affecting

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utilities companies, supply and demand, competitive pressures due to deregulation in the utilities industries, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources or pollution control. Legislative or regulatory changes and increased government supervision also may affect companies in the multi-utilities industry.

Non-Correlation Risk. A Fund’s return may not match the return of an index, including the Strategy Benchmark, for a number of reasons, including the following:

●	A Fund incurs operating expenses not applicable to indices and incurs costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Strategy Benchmark.

●	The performance of a Fund and the Strategy Benchmark may vary due to asset valuation differences: a Fund may fair value certain of the securities it holds and to the extent it calculates its NAV based on fair value prices, a Fund’s ability to generate performance similar to the Strategy Benchmark may be adversely affected.

●	There may be differences between a Fund’s portfolio and the Strategy Benchmark as a result of legal restrictions, cost or liquidity constraints. For example, the Strategy Benchmark is not subject to the tax diversification requirements to which a Fund must adhere; so a Fund may be required to deviate its investments from the securities and relative weightings of the Strategy Benchmark. Similarly, a Fund may not invest in certain securities included in the Strategy Benchmark due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in the Strategy Benchmark.

●	The investment activities of one or more of the Adviser’s affiliates for their proprietary accounts and for client accounts may also adversely impact a Fund’s ability to track the Strategy Benchmark. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

Oil, Gas and Consumable Fuels Industry Risk. Changes in energy costs, exploration, and production worldwide, including the global transition to sustainable energy, may adversely affect the profitability of companies in the oil, gas and consumable fuels industry. These companies may also be affected by world events in the regions in which they operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest).

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend

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to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stockholders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. A Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in a Fund’s income.

Real Estate Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. A Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of a Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact a Fund’s ability to fully implement its investment strategies. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact a Fund’s operations, universe of potential investment options, and return potential. Regulators may interpret rules differently than a Fund or the securities industry generally, and disputes over such interpretations can increase legal expenses incurred by a Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying security. A Fund may also experience losses in the event of a decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to a Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Sector Risk. Sector risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its Shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s NAV per share may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors.

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Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in a Fund’s portfolio. The NAV and market price of a Fund will fluctuate based on changes in the value of the securities in which a Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. In order to secure its obligations to cover its short positions on options, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security or other instrument sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Fund may not be able to substitute or sell the pledged collateral. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Smaller Capitalization Stock Risk. To the extent a Fund invests in the stocks of smaller-sized companies, a Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is

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the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and a Fund’s NAV and market price, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or other events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Swaps Risk. A Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the swap may not correlate perfectly with the underlying index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence or adoption challenges due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector can be heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment.

Underlying Fund Risk. The Underlying Funds in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks

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and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in a Fund. Certain additional risks of investing in ETFs are described below:

■	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for Fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when Shares trade at a premium or discount to NAV.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Value Investing Risk. A value style of investing focuses on undervalued companies with characteristics for improved valuations. “Value” securities are subject to the risk that their valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. Value stocks also may decline in price, even though in theory they are already underpriced.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile, which means that a Fund’s performance may be subject to substantial short-term changes up or down.

Exclusion of Investment Adviser from Commodity Pool Operator Definition

With respect to each Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, the Adviser is relying upon a

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related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Funds’ Statement of Additional Information (“SAI”). Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this Prospectus.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; and the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Shareholder Information

Purchasing and Selling Fund Shares on the Secondary Market

General. Most investors will buy and sell Shares of a Fund in secondary market transactions through their financial institution at market price. Shares of a Fund will be listed for trading in the secondary market on the Exchange. The Exchange is currently open for business each day other than weekends and the following national holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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The Funds’ shares trade on the Exchange under the following symbol:

Fund	Symbol
High Dividend Fund	ELCV
International Fund	ESIM
Large Cap Growth Fund	ESLG
Large Cap Value Fund	ESLV
Small Cap Fund	ESSC
US Market Fund	ESUM

Shares of a Fund can be bought and sold throughout the trading day at their market price like other publicly traded equity securities. If you purchase Shares of a Fund in the secondary market, there is no minimum investment. While Shares of a Fund will typically be purchased and sold in the secondary market in “round lots” of 100 Shares, your financial institution may permit you to purchase or sell Shares in smaller “odd-lots” at no per-share price differential. When purchasing or selling Fund shares through your financial institution, you will pay customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offer price in the secondary market.

The market price of Fund shares may be below (at a discount), at, or above (at a premium) their most recently calculated NAV and can be affected by market forces of supply and demand for the Funds’ shares, the prices of the Funds’ portfolio securities, economic conditions and other factors.

Purchasing Shares from and Redeeming Shares with a Fund

General. On each Business Day, you may purchase Shares directly from a Fund, and you may tender Shares for redemption directly to a Fund in a Creation Unit or multiples thereof. Each Creation Unit is currently comprised of 10,000 Shares for the High Dividend Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, and US Market Fund, and 25,000 Shares for the International Fund. The number of Shares comprising a Creation Unit may change over time. Once “created,” Shares of a Fund will generally trade in the secondary market in amounts less than a Creation Unit (see “Shareholder Information – Purchasing and Selling Fund Shares on the Secondary Market”).

To purchase or redeem Creation Units of a Fund, you must be an Authorized Participant or you must purchase or redeem the Shares through a financial institution that is an Authorized Participant. The Distributor will provide a list of Authorized Participants upon request.

A Fund processes orders for the purchase and redemption of Creation Units at the NAV next calculated after an order has been received in proper form by the Distributor.

Except where the purchase or redemption will include cash under certain circumstances, investors will generally be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will generally receive an in-kind transfer of specified instruments (“Redemption Instruments”). The name and quantities of the instruments that constitute a Fund’s Deposit Instruments and the names and quantities of the instruments that constitute a Fund’s Redemption Instruments will be specified by a Fund each day, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference.

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A Fund generally does not offer or sell its Shares outside of the U.S. Also, a Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.

Additional information regarding the purchase and redemption of a Fund’s Creation Units may be found in the “Purchase and Redemption of Creation Units” section of the SAI.

Continuous Offering. Because new Shares may be created and issued on an ongoing basis during the life of a Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the record owner or registered owner of all outstanding Shares of a Fund and is recognized as the owner of all such Shares. Your beneficial interest in the Shares of a Fund will be reflected on the records of the DTC or its participants. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with the DTC. As a beneficial owner of Shares of a Fund, you are not entitled to receive physical delivery of stock certificates or to have Shares of a Fund registered in your name, and you are not considered a registered owner of those Shares. Therefore, to exercise any right as an owner of Fund shares, you must rely on the procedures of the DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form through your financial institution.

Calculation of Net Asset Value

A Fund’s NAV is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. Since a Fund may invest a portion of its investment portfolio in foreign securities that trade on weekends or other days that a Fund does not price its Shares, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem Creation Units.

In computing the NAV for a Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, a Fund relies on certain security pricing services to provide the current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board-approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades are closed; (2) trading in a portfolio security is

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suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded; or (5) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which a Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid than their larger counterparts. Similarly, a Fund’s investments in foreign securities, if any, are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that a Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by a Fund’s benchmark, which, in turn, could result in a difference between a Fund’s performance and the performance of the benchmark.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares. Frequent purchases and sales of a Fund’s shares in the secondary market are not expected to subject a Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains since these transactions do not involve a Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by a Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units, which are intended to offset custodial and other costs to a Fund incurred in processing the transactions in-kind. To the extent that a Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed, which are intended to offset a Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

Portfolio Holdings Information

A description of each Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

Distribution of the Fund

Each Fund has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by each Fund, and there are no plans to impose these fees. However, in the event that Rule 12b-1 fees are charged in the future, because such fees are paid out of a Fund’s assets, over time

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these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Additional Payments to Financial Intermediaries

The Adviser and its affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by each Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Adviser, its affiliates, or a Fund and any services the financial intermediary provides to each Fund. The SAI contains additional information on the types of additional payments that may be paid.

Management of Each Fund

Investment Adviser

Eventide Asset Management, LLC, a Delaware limited liability company located at One International Place, Suite 4210, Boston, Massachusetts 02110, serves as Adviser to the Funds. The Adviser was formed in April 2008 and provides a range of investment advisory services, including management of the Funds. Under the terms of the advisory agreement applicable to the Funds, the Adviser is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

A discussion of the Trustees’ review and approval of the Adviser’s investment advisory agreement with the Trust with respect to each Fund will be available on the Funds’ website and filed on its next Form N-CSR.

Portfolio Manager

Dolores S. Bamford, CFA, and Reginald Smith are the Portfolio Managers of the High Dividend Fund and are responsible for the day-to-day management of the Fund. Ms. Bamford is the Lead Portfolio Manager of the Fund.

Christopher Grogan, CFA, Portfolio Manager and Director of Asset Allocation Services of the Adviser, and Tyler Frugia, Portfolio Manager, Head of Portfolio Analytics of the Adviser, serve as the Portfolio Managers of the International Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, and US Market Fund. Messrs. Grogan and Frugia are jointly and primarily responsible for the day-to-day management of the International Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, and US Market Fund.

Dolores S. Bamford (High Dividend Fund)

Dolores S. Bamford, CFA, has served as a portfolio manager of the Adviser since 2019. Ms. Bamford has more than 25 years of experience in investment management, including as a portfolio manager and managing partner at Goldman Sachs (2002-2015), portfolio manager at Putnam Investments (1992-2002), and as a research analyst at Fidelity Investments (1988-1990). Ms. Bamford holds an S.M. in Management from the MIT Sloan School of

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Management, a dual-M.A. in Theology and Church History from Gordon-Conwell Theological Seminary, and a B.A. in Economics from Wellesley College. Her work at Goldman Sachs involved managing U.S. Midcap Value and U.S. and Global Responsible Equity strategies. Ms. Bamford also has expertise in corporate sustainability and responsibility practices as well as in energy and industrials research and analysis. She focused on the Social Impact Investing field for her Doctor of Ministry work at Gordon-Conwell Theological Seminary (2015-2019).

Reginald Smith (High Dividend Fund)

Reginald Smith serves as a Portfolio Manager and Senior Research Analyst for Eventide. He is primarily responsible for evaluating and monitoring new and existing investment opportunities, with a focus on energy, utilities, power, and renewables. Prior to joining Eventide in 2020, Mr. Smith spent five years at Johnson Controls. He spent the beginning of the Summer of 2019 at Marathon Capital, an investment bank in clean energy, and the second half of his summer at Eventide evaluating renewable energy investments. Mr. Smith holds an MBA with High Distinction from Harvard Business School and a bachelor’s and master’s degree in Mechanical Engineering from Drexel University.

Christopher Grogan (International Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, and US Market Fund)

Christopher Grogan, CFA, serves as a Portfolio Manager and the Director of Asset Allocation Services of the Adviser. Mr. Grogan has over 10 years of investment experience. Prior to joining Eventide in 2019, Mr. Grogan was an Associate Portfolio Manager with Boston Advisors, LLC. In this role, he was tasked with conducting asset allocation strategy, equity portfolio management, fixed income portfolio management, open architecture due diligence, and building custom portfolio solutions using both internal and third-party strategies. Before that, he was a Financial Planning Analyst with Raymond James. Mr. Grogan has a dual B.A. in Economics and Finance from Gordon College. He holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston and CFA Institute.

Tyler Frugia (International Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, and US Market Fund)

Tyler Frugia serves as a Portfolio Manager and Head of Portfolio Analytics of the Adviser. From 2007 to 2015, Mr. Frugia served as a Developer with Mission Increase Foundation, a national non-profit foundation, where he was responsible for building grant management systems, managing systems and integrations, and building tools for measuring grant impact. Prior to that, Mr. Frugia worked as a freelance programmer across many different sectors, including for Portland General Electric–Adecco where he developed reporting systems for the Department of Environmental Quality. Mr. Frugia holds a B.S. in Computer Science from Western Oregon University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in the Funds.

Manager-of-Managers Order

The Adviser manages each Fund subject to an exemptive order from the SEC that permits the Adviser, with the Trust’s Board of Trustees’ approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with the Adviser without obtaining shareholder approval. Shareholders will be notified if and when a sub-adviser is employed by the Adviser within 90 days of such change.

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Advisory Services

As full compensation for its services to the Funds, the Adviser receives a management fee from each Fund at the annual rate of each Fund’s average daily net assets, paid monthly. The management fee is structured as a “unified fee,” out of which the Adviser pays all routine expenses of each Fund, except each Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of each Fund (such as litigation or reorganizational costs), each of which is paid by each Fund.

Contractual Advisory Fee
High Dividend Fund	0.49%
International Fund	0.59%
Large Cap Growth Fund	0.39%
Large Cap Value Fund	0.39%
Small Cap Fund	0.49%
US Market Fund	0.39%

DIVIDENDS AND DISTRIBUTIONS

Distributions. The Funds do not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. Each Fund intends to declare and pay dividends on investment income, if any, quarterly. Each Fund also intends to make distributions of net capital gains, if any, at least annually. Each Fund may distribute such income, dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either an income dividend or a capital gains distribution. Dividends and capital gains distributions will be paid in cash.

Dividend Reinvestment Services. If you hold Fund shares through a broker that offers a dividend reinvestment service, you may elect to reinvest dividends and capital gains distributed by a Fund in additional Shares of a Fund. Contact your broker to determine whether a reinvestment service is available and to discuss any related charges associated with the use of the reinvestment service.

As with all ETFs, reinvestment of dividend and capital gains distributions in additional Shares of a Fund will occur after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in a Fund and therefore will not share in a Fund’s income, gains, and losses. A shareholder will have an adjusted basis in the additional Shares of a Fund acquired through a reinvest service equal to the amount of the reinvested distribution and the holding for the new Shares shall commence on the day after such Shares are credited to the shareholder’s account.

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Tax Consequences

GENERAL

The Funds intend to qualify each year as a regulated investment company under the Code. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains distributed to shareholders.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. A Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

A Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. A Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares; any excess will be treated as gain from the sale of Shares. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause a Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

SALE OF FUND SHARES

A sale of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an

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individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service (the “IRS”) requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund. For additional information, see the “Taxes” section of the Statement of Additional Information.

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Financial Highlights

Eventide High Dividend fund

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal year ended April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Eventide High Dividend ETF
Year Ended April 30, 2026	$24.02	0.50	7.13	7.63	(0.56)	(0.56)	$31.09	32.22%	0.49%	0.49%	1.86%	$220,725	63%
September 30, 2024(e) through April 30, 2025	$25.00	0.26	(1.05)	(0.79)	(0.19)	(0.19)	$24.02	(3.17)%	0.49%	0.49%	1.82%	$94,881	89%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Commencement of operations

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Eventide International fund

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal period from December 16, 2025, to April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Eventide International ETF
December 16, 2025(e) through April 30, 2026	$25.00	0.23	2.28	2.51	(0.06)	(0.06)	$27.45	10.04%	0.59%	0.59%	2.34%	$16,468	10%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Commencement of operations

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Eventide Large Cap Growth fund

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal period from September 29, 2025, to April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Eventide Large Cap Growth ETF
September 29, 2025(e) through April 30, 2026	$25.00	0.07	0.87	0.94	(0.04)	(0.04)	$25.90	3.79%	0.39%	0.39%	0.49%	$19,427	38%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Commencement of operations

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Eventide Large Cap Value fund

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal period from September 29, 2025, to April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Eventide Large Cap Value ETF
September 29, 2025(e) through April 30, 2026	$25.00	0.21	2.27	2.48	(0.14)	(0.14)	$27.34	9.97%	0.39%	0.39%	1.38%	$11,758	22%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Commencement of operations

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Eventide Small Cap fund

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal period from September 29, 2025, to April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Eventide Small Cap ETF
September 29, 2025(e) through April 30, 2026	$25.00	0.08	3.88	3.96	(0.05)	(0.05)	$28.91	15.86%	0.49%	0.49%	0.53%	$25,731	14%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Commencement of operations

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Eventide US Market fund

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal period from December 17, 2024, to April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Eventide US Market ETF
Year Ended April 30, 2026	$23.55	0.23	4.83	5.06	(0.24)	(0.24)	$28.37	21.54%	0.39%	0.39%	0.87%	$154,199	56%
December 17, 2024(e) through April 30, 2025	$25.00	0.07	(1.47)	(1.40)	(0.05)	(0.05)	$23.55	(5.60)%	0.39%	0.39%	0.82%	$54,172	34%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Commencement of operations

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Premium/Discount Information

Information showing the number of days the market price of a Fund’s shares was greater (at a premium) and less (at a discount) than a Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of a Fund, if shorter), is available at www.EventideETFs.com.

More information about each Fund is available free, upon request, including the following:

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual report to shareholders, and in the Funds’ semi-annual report to shareholders filed on Form N-CSR with the SEC. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI provides more detailed information about each Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Eventide Asset Management, LLC is the Adviser to the Funds.

Foreside Fund Services, LLC is the Distributor.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call

1-877-771-3836

Write

Eventide Asset Management, LLC

1 International Place, Suite 4210

Boston, MA 02110

Internet Access

You may also access Fund information, including copies of the most current SAI and annual and semi-annual reports, information on a Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, at www.EventideETFs.com. Reports and other information about a Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Contact the SEC

You may request Fund information from the SEC by e-mail at publicinfo@sec.gov. A duplicating fee will apply.

Investment Company Act of 1940 No. 811-22497

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September 1, 2026

PROSPECTUS

Strategy Shares Gold Enhanced Yield ETF
Cboe Ticker: GOLY

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – STRATEGY SHARES GOLD ENHANCED YIELD ETF	3
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	15
SHAREHOLDER INFORMATION	38
DISTRIBUTION OF THE FUND	41
MANAGEMENT OF THE FUND	41
DIVIDENDS AND DISTRIBUTIONS	42
TAX CONSEQUENCES	43
FINANCIAL HIGHLIGHTS	45
PREMIUM/DISCOUNT INFORMATION	46

FUND SUMMARY – STRATEGY SHARES GOLD ENHANCED YIELD ETF

Investment Objective:

The Fund’s investment objective is to seek income and long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.79%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2) (3)	0.11%
Total Annual Fund Operating Expenses	0.90%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser, Rational Advisors, Inc. (the “Advisor”), pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3)	Estimated for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective through its exposure to:

●	corporate bonds, U.S. treasury securities and corporate bond exchange traded funds (“ETFs”) (the “Bond Component”);

●	gold futures contracts (the “Gold Component”); and

●	commodity futures contracts and put options on commodity futures contracts that provide long and short economic exposure to energy and precious metals (including gold) commodities (the “Commodity Basket Component”).

3

The Fund seeks to gain exposure to gold and other commodity futures contracts, and put options on gold and other commodity futures contracts, by investing directly or indirectly through total return swaps. Such investments will be made indirectly through the Fund’s Subsidiary (as described below). The Subsidiary will also hold cash and cash equivalents, such as U.S. Treasury securities, as collateral for the Fund’s futures, put options, and total return swap investments. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to gold. For purposes of this policy, “gold” includes gold futures contracts, total return swaps on gold futures contracts, and other derivatives that provide exposure to the price of gold. For purposes of determining compliance with this 80% investment policy, the Fund will value derivatives using their notional amounts, with certain adjustments, rather than market value.

Bond Component

The Bond Component of the Fund’s portfolio seeks returns to generate income by investing in U.S. dollar-denominated, domestic and foreign corporate bonds, U.S. Treasury securities, and/or corporate bond ETFs. Corporate bonds that the Bond Component may hold include “Rule 144A” securities, which are subject to resale restrictions. The corporate bonds selected for investment by the Fund have remaining time to maturity of at least 18 months, and are rated no lower than investment grade (at least BBB- / Baa3) by S&P Global Ratings, or the equivalent by another nationally recognized statistical rating organization at the time of investment. The Fund will sell any bonds in its portfolio that have been downgraded to below investment grade. The Fund may invest in U.S. Treasury securities without restriction as to time to maturity. The Advisor uses quantitative and qualitative screening processes to select bonds for investment by the Fund.

The Advisor’s quantitative screen focuses on credit metrics, including total leverage ratio (total debt/earnings before interest, taxes, depreciation and amortization (“EBITDA”)), EBITDA interest coverage ratio (EBITDA/interest expense), and cash ratio (cash and equivalents/current liabilities). The Advisor’s qualitative review involves an analysis of company fundamentals, including business model, competitive advantages, cyclicality of the underlying industry, and addressable market opportunity. The Advisor generally sells bonds if it believes the bonds no longer offer favorable risk-adjusted return potential.

The corporate bond ETFs that the Fund may invest in are designed to provide broad exposure to U.S. dollar-denominated investment grade corporate bonds issued by domestic and foreign corporate issuers. The ETFs selected for investment by the Fund have an average duration of at least 18 months, and have investment mandates that focus on U.S. dollar-denominated investment grade corporate bonds that are rated no lower than investment grade (at least BBB- / Baa3) by S&P Global Ratings, or the equivalent by another nationally recognized statistical ratings organization.

Gold Component

The Gold Component seeks capital appreciation. The Component seeks to track the performance of the near month gold futures contracts listed on the Chicago Mercantile Exchange. A near month gold futures contract is the futures contract that is closest to expiration. As the futures contracts approach their expiration dates, they are replaced by distant month gold futures contracts that are similar contracts that have a later expiration. This process is referred to as “rolling.” The Fund achieves exposure to the near month gold futures contracts by investing directly in gold futures contracts or indirectly through investment in over-the-counter total return swaps. The process of rolling futures contracts may subject the Fund to additional costs based on the difference in price of expiring and next-month futures contracts. To the extent that the Fund obtains exposure to gold futures contracts through a total return swap, it does not roll futures contracts or incur roll costs directly. The return of the underlying gold futures contracts delivered through the swap reflects these price differences, which may affect the Fund’s performance.

4

Commodity Basket Component

The Commodity Basket Component seeks the returns generated from the purchase and sale of futures contracts and the sale of put options on energy and precious metals (including gold) commodity futures contracts by investing directly in such commodity futures contracts or indirectly through total return swaps to gain exposure to such positions. While the Commodity Basket Component may invest without restriction in futures contracts and put options on energy and precious metals commodity futures, the Advisor expects that the Commodity Basket Component will predominantly write put options on gold futures contracts. The objectives of the Commodity Basket Component are to: (i) obtain exposure to the futures contracts of the commodities that the Advisor believes are undervalued, and to sell-short, or obtain exposure to, the futures contracts of the commodities that the Advisor believes are overvalued; and (ii) generate additional returns by collecting option premiums through the sale of put options on commodity futures contracts. The put writing strategy performs well when commodity futures contract prices remain stable or increase, but incurs losses when commodity futures contract prices decline below the put option strike price.

It is expected that the Fund will have approximately 100% market value exposure to the Bond Component, 100% notional exposure to the Gold Component and between 10% and 100% notional exposure to the Commodity Basket Component. For example, if the Fund has $100 in assets, then the Fund expects to achieve $100 of market value exposure to the Bond Component (akin to having $100 gross and net exposure to fixed income securities), $100 of notional exposure to the Gold Component (akin to having $100 gross and net exposure to gold), and $10 to $100 of notional exposure to the Commodity Basket Component (akin to having up to $100 of gross and net exposure to a Fund which invests in a commodities strategy). Futures contracts and over-the-counter total return swaps do not require up-front payments equal to the notional exposure represented by such instruments, which enables the Fund to obtain approximately 100% notional exposure to the Gold Component and up to 100% notional exposure to the Commodity Basket Component. The amount of exposure to the Commodity Basket Component is determined at the Adviser’s discretion based on conditions in the energy and precious metals markets. Because the Fund will achieve such notional exposure to each of the Gold Component and the Commodity Basket Component through leverage, the Fund could sustain significant losses.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Advisor executes a portion of the Fund’s strategy by investing up to 25% of the Fund’s total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in futures contracts, put options on futures contracts, and over-the-counter total return swaps. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is SSGBI Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Advisor.

Distribution Policy – In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a specific target rate to be determined at the discretion of management. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its investment objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value, market price and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, nor is it a complete investment program.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, market price, total return and value of the Fund and your investment.

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate. Under certain market conditions, the Fund’s turnover may be very high and considerably higher than that of other funds.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”), and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV, and possibly face delisting by the CBOE BZX Exchange (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance, and the Fund may not achieve its investment objective.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF.

Changing Fixed Income Market Conditions Risk. The future direction of interest rates is uncertain. If interest rates rise, there is risk that rates across the financial system also may rise. Changes in government intervention may have adverse effects on the Fund’s investments, volatility, and illiquidity in debt markets. Interest rate increases could cause the value of the Fund to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

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Commodity Risk. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation, such as tariffs, embargoes or burdensome production rules and restrictions. The Commodity Basket Component will invest in energy and industrial metals/precious metals commodities. Please see “Energy Sector Risk”, “Industrial Metals Sector Risk” and “Precious Metals Sector Risk” below.

Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to Fund shareholders as ordinary income. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement, or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

Derivatives Risk. The performance of a derivative instrument depends largely on the performance of an underlying instrument, such as a currency, security, rate or index. In addition, the use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may be unwilling or unable to fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments, and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Additionally, the Fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties may heighten liquidity demands on the Fund’s portfolio. Derivatives may be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivatives are subject to the risk of adverse market movements and the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events; geopolitical conflicts; changes in interest rates; and inflation and deflation. Derivatives are also subject to operational risk, including potential documentation issues, settlement issues, systems failures, inadequate controls and human error, as well as legal risks arising from insufficient documentation, insufficient capacity or authority of counterparty, or the legality or enforceability of a contract. Derivatives strategies may not be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

○	Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances, and because futures contracts do not pay dividends.

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Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss to the Fund, which could significantly adversely affect the Fund’s performance.

○	Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund, potentially in excess of the amounts invested or borrowed. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

○	Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

○	Options Market Risk. Markets for options and options on futures contracts may not always operate on a fair and orderly basis. At times, prices for options and options on futures contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility of options markets may make it difficult for a fund to effectively implement its investment strategy and achieve its investment objectives, and could potentially lead to significant losses.

○	Options Risk. There are risks associated with the Fund’s exposure to options. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction.

○	Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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○	Total Return Swap Risk Total return swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace. Total return over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Certain derivatives risks are heightened with respect to over-the-counter (“OTC”) derivative instruments, like certain swap agreements, and may be greater during volatile market conditions. Such risks include the risk of leverage (i.e., the risk that an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset), counterparty risk (i.e., the risk of a counterparty’s unwillingness or inability to perform its obligations, including as a result of bankruptcy), credit risk (i.e., the risk that the issuer of the underlying asset may default on its obligations), and pricing risk (i.e., swaps may be difficult to value).

Distribution Policy Risk. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Any capital returned to investors through distributions will be distributed after payment of Fund fees and expenses. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. For more information, please refer to the section of the Fund’s prospectus entitled “Tax Consequences”.

Duration Risk. Longer-term fixed-income securities may be more sensitive to interest rate changes, particularly in periods of rising interest rates. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Energy Sector Risk. The Fund’s exposure to the energy sector will result in the performance of the Fund being relatively corelated to, and affected by, developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy entities are subject to the risks specific, but not limited, to the following:

○	Fluctuations in commodity prices;

○	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;

○	New construction risk and acquisition risk, which can limit potential growth;

○	A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

○	Depletion of the natural gas reserves or other commodities, if not replaced;

○	Changes in the regulatory environment;

○	Extreme weather;

○	Rising interest rates, which could result in a higher cost of capital and drive investors into other investment opportunities; and

○	Threats of attack by terrorists.

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ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities. By investing in other ETFs, the Fund will be subject to the risks associated with the underlying investments of such ETFs. ETFs are also subject to the risks described under “ETF Structures Risk.”

ETF Structure Risks. The Fund is structured as an ETF and, as a result, is subject to special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Fund shares are typically bought and sold in the secondary market, and investors typically pay brokerage commissions or other charges on these transactions.

○	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares, and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and the intra-day bid/ask spreads may widen.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid/ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which can lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (the risk that an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, thereby reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions, such as exchange controls).

Gold Risk. The price of gold may be affected by several factors, including the global gold supply and demand and investors’ expectations with respect to the rate of inflation. Developments affecting the value of gold may have a significant impact on the Fund. Gold markets have been, and will likely continue to be, subject to sharp price fluctuations, which may lead to significant price fluctuations in the shares of the Fund. In addition, it is possible that a shareholder may not realize his or her investment objective because the gold markets have historically experienced extended periods of flat or declining prices, in addition to sharp fluctuations. There is no assurance that gold will maintain its long-term value in terms of purchasing power in the future.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Industrial Metals Sector Risk. Risks of investing in the industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition, government regulation, disruptions in mining, storing, and refining of metals, and changes in industrial, governmental and commercial demand for certain metals.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets, asset classes, and/or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole, and can perform differently from the value of the market as a whole.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events, geopolitical conflicts, interest rate levels, and political events may adversely affect the securities markets.

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Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers, or invests a larger percentage of its assets in a single issuer, than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers, and to economic, political, market or regulatory events affecting any one of those issuers.

Precious Metals Sector Risk. Prices of precious metals and of precious metal-related securities have historically been volatile. Economic, financial and political factors can cause periods of volatility. Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation of such investments. Changes in the production and sale of precious metals by governments or central banks, or other large holders, can be unpredictable and may also have a significant impact on the prices of precious metals.

Regulatory Risk. Changes in the laws or regulations of the United States, Cayman Islands, or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective, and could increase the operating expenses of the Fund. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act (the “CEA”), and the Advisor is a “commodity pool operator” registered with and regulated by the CFTC.

Rule 144A Securities Risk. The Fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A securities are restricted securities that are not publicly traded and may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets, and the market for such securities is typically less active than the market for publicly traded securities. As a result, Rule 144A securities may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value and market price per share to experience significant increases or declines in value over short periods of time; however, all investments, whether long- or short-term, are subject to risk of loss.

Wholly Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus, and could adversely affect the Fund, such as by reducing the Fund’s investment returns.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Funds’ Principal Investment Strategies and Related Risks.”

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad-based market index, as well as an additional index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost at www.strategysharesetfs.com or by calling (855) 4SS-ETFS or (855) 477-3837.

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Prior to January 5, 2025, the Fund was a passively managed ETF and sought to track the performance of its underlying index, which was designed to provide broad exposure to gold and corporate bonds. Effective January 5, 2025, the Fund changed its investment strategy and its name to Strategy Shares Gold Enhanced Yield ETF (formerly, Strategy Shares Gold-Hedged Bond ETF). Performance information for periods prior to January 5, 2025, does not reflect the Fund’s current investment strategy; consequently, such performance information may be less pertinent for investors considering whether to purchase shares of the Fund, as the Fund’s performance may have been different if the Fund’s portfolio was managed under the current investment objective, strategies, and policies.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 17.97% (quarter ended December 31, 2023), and the lowest return for a quarter was (14.70)% (quarter ended June 30, 2022).

The Fund’s year-to-date return as of June 30, 2026 was (25.56)%.

Average Annual Total Returns
(For fiscal year or period ended December 31, 2025)

	1 Year	Since Inception (May 17, 2021)
Return Before Taxes	57.44%	11.88%
Return After Taxes on Distributions	52.25%	10.11%
Return After Taxes on Distributions and Sale of Fund Shares	33.54%	8.43%
Bloomberg U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	7.30%	0.21%
Bloomberg U.S. Corporate TR Index* (reflects no deduction for fees, expenses or taxes)	7.77%	0.70%

*	The Fund has changed its primary benchmark from the Bloomberg U.S. Corporate TR Index to the Bloomberg U.S. Aggregate Bond Index to comply with new regulatory requirements.

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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor.

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Miller and Ashley have served the Fund in this capacity since it commenced operations in May 2021.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid), and the lowest price a seller is willing to accept for shares of the Fund (ask), when buying or selling shares in the secondary market (the “bid/ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available online at www.strategysharesetfs.com.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged account, such as an Individual Retirement Account (IRA) or if you are a tax-exempt investor. Distributions from a tax-advantaged account may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective or the Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to gold, shareholders will be given 60 days’ advance written notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective through its exposure to:

●	corporate bonds, U.S. treasury securities and corporate bond ETFs (the “Bond Component”);

●	gold futures contracts (the “Gold Component”); and

●	commodity futures contracts and put options on commodity futures contracts that provide long and short economic exposure to energy and precious metals (including gold) commodities (the “Commodity Basket Component”).

The Fund seeks to gain exposure to gold and other commodity futures contracts, and put options on gold and other commodity futures contracts, by investing directly or indirectly through total return swaps. Such investments will be made indirectly through the Fund’s Subsidiary (as described below). The Subsidiary will also hold cash and cash equivalents, such as U.S. Treasury securities, as collateral for the Fund’s futures, put options, and total return swap investments. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to gold. For purposes of this policy, “gold” includes gold futures contracts, total return swaps on gold futures contracts, and other derivatives that provide exposure to the price of gold. For purposes of determining compliance with this 80% investment policy, the Fund will value derivatives using their notional amounts, with certain adjustments, rather than market value.

Bond Component

The Bond Component of the Fund’s portfolio seeks returns to generate income by investing in U.S. dollar-denominated, domestic and foreign corporate bonds, U.S. Treasury securities, and/or corporate bond ETFs. Corporate bonds that the Bond Component may hold include “Rule 144A” securities, which are subject to resale restrictions. The corporate bonds selected for investment by the Fund have remaining time to maturity of at least 18 months, and are rated no lower than investment grade (at least BBB- / Baa3) by S&P Global Ratings, or the equivalent by another nationally recognized statistical rating organization at the time of investment. The Fund will sell any bonds in its portfolio that have been downgraded to below investment grade. The Fund may invest in U.S. Treasury securities without restriction as to time to maturity. The Advisor uses quantitative and qualitative screening processes to select bonds for investment by the Fund.

The Advisor’s quantitative screen focuses on credit metrics, including total leverage ratio (total debt/EBITDA), EBITDA interest coverage ratio (EBITDA/interest expense), and cash ratio (cash and equivalents/current liabilities). The Advisor’s qualitative review involves an analysis of company fundamentals, including business model, competitive advantages, cyclicality of the underlying industry, and addressable market opportunity. The Advisor generally sells bonds if it believes the bonds no longer offer favorable risk-adjusted return potential.

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The corporate bond ETFs that the Fund may invest in are designed to provide broad exposure to U.S. dollar-denominated investment grade corporate bonds issued by domestic and foreign corporate issuers. The ETFs selected for investment by the Fund have an average duration of at least 18 months, and have investment mandates that focus on U.S. dollar-denominated investment grade corporate bonds that are rated no lower than investment grade (at least BBB- / Baa3) by S&P Global Ratings, or the equivalent by another nationally recognized statistical ratings organization.

Gold Component

The Gold Component seeks capital appreciation. The Component seeks to track the performance of the near month gold futures contracts listed on the Chicago Mercantile Exchange. A near month gold futures contract is the futures contract that is closest to expiration. As the futures contracts approach their expiration dates, they are replaced by distant month gold futures contracts that are similar contracts that have a later expiration. This process is referred to as “rolling.” The Fund achieves exposure to the near month gold futures contracts by investing directly in gold futures contracts or indirectly through investment in over-the-counter total return swaps. The process of rolling futures contracts may subject the Fund to additional costs based on the difference in price of expiring and next-month futures contracts. To the extent that the Fund obtains exposure to gold futures contracts through a total return swap, it does not roll futures contracts or incur roll costs directly. The return of the underlying gold futures contracts delivered through the swap reflects these price differences, which may affect the Fund’s performance.

Commodity Basket Component

The Commodity Basket Component seeks the returns generated from the purchase and sale of futures contracts and the sale of put options on energy and precious metals (including gold) commodity futures contracts by investing directly in such commodity futures contracts or indirectly through total return swaps to gain exposure to such positions. While the Commodity Basket Component may invest without restriction in futures contracts and put options on energy and precious metals commodity futures contracts, the Advisor expects that the Commodity Basket Component will predominantly write put options on gold futures contracts. The objectives of the Commodity Basket Component are to: (i) obtain exposure to the futures contracts of the commodities that the Advisor believes are undervalued, and to sell-short, or obtain exposure to, the futures contracts of the commodities that the Advisor believes are overvalued; and (ii) generate additional returns by collecting option premiums through the sale of put options on commodity futures contracts. The put writing strategy performs well when commodity futures contract prices remain stable or increase, but incurs losses when commodity futures contract prices decline below the put option strike price.

It is expected that the Fund will have approximately 100% market value exposure to the Bond Component, 100% notional exposure to the Gold Component and between 10% and 100% notional exposure to the Commodity Basket Component. For example, if the Fund has $100 in assets, then the Fund expects to achieve $100 of market value exposure to the Bond Component (akin to having $100 gross and net exposure to fixed income securities), $100 of notional exposure to the Gold Component (akin to having $100 gross and net exposure to gold), and $10 to $100 of notional exposure to the Commodity Basket Component (akin to having up to $100 of gross and net exposure to a Fund which invests in a commodities strategy). Futures contracts and over-the-counter total return swaps do not require up-front payments equal to the notional exposure represented by such instruments, which enables the Fund to obtain approximately 100% notional exposure to the Gold Component and up to 100% notional exposure to the Commodity Basket Component. The amount of exposure to the Commodity Basket Component is determined at the Adviser’s discretion based on conditions in the energy and precious metals markets. Because the Fund will achieve such notional exposure to each of the Gold Component and the Commodity Basket Component through leverage, the Fund could sustain significant losses.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the

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Fund’s performance.

Investments in Subsidiary – The Advisor executes a portion of the Fund’s strategy by investing up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary invests the majority of its assets in futures contracts, put options on futures contracts, and over-the-counter total return swaps. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is SSGBI Fund Limited, a Cayman Islands company. The Subsidiary is advised by the Advisor.

Distribution Policy and Goals – In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions (including any return of capital) on Fund shares at a specific target rate to be determined at the discretion of management. All income will be distributed monthly, regardless of whether such income will be treated as return of capital. The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly, as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent: (1) net investment income; (2) capital gains; and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among: (1) ordinary income; (2) capital gains; and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

PRINCIPAL INVESTMENT RISKS

All ETFs carry a certain amount of risk. As with any ETF, there is no guarantee that the Fund will achieve its investment objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value, market price and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, nor is it a complete investment program. These risks affect the Fund directly, as well as through the Underlying Funds in which it may invest.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, market price, total return and value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of the Prospectus.

Active Trading Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is

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likely to generate shorter-term gains for its shareholders, which are taxed at a higher rate than longer-term gains. Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”), and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV, and possibly face delisting by the exchange. These risks could cause intraday bid/ask spreads for Fund shares to widen.

Cash and Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance, and the Fund may not achieve its investment objective.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid, and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, could be imposed on the Fund, and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.

Changing Fixed Income Market Conditions Risk. Fluctuations in the federal funds rate and equivalent foreign interest rates could adversely affect the value of the Fund’s investments in fixed-income securities. Such fluctuations may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. It is difficult to predict the impact of interest rate changes on various markets.

In periods of rising interest rates, the yield (income from a fixed-income security held by the Fund over a stated period of time) of a fixed-income security may tend to be lower than prevailing market rates; in periods of declining interest rates, the yield of a fixed-income security may tend to be higher than prevailing market rates. In addition, when interest rates are rising, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing higher yields than the balance of the Fund’s portfolio, thereby increasing the yield of the Fund. In periods of declining interest rates, the opposite can be true. The NAV of the Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed-income securities in the Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. Changes in interest rate policies could also result in extraordinary redemptions by Authorized Participants, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Global economic conditions have caused, and may continue to cause, fixed income instruments to experience unusual

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liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced.

Commodity Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Commodity Basket Component will invest in energy and industrial metals/precious metals commodities. Please see “Energy Sector Risk”, “Industrial Metals Sector Risk” and “Precious Metals Sector Risk” below.

Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to Fund shareholders as ordinary income. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement, or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations, and therefore delays or impairs the Fund’s ability to recover its deposits with such counterparty. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Advisor to present acceptable credit risk.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

Derivatives Risk. A fund may use derivatives, including futures contracts and swaps. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement, or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events; geopolitical conflicts; changes in interest rates; and inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with

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investing directly in securities, including:

○	Futures Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and exposes the Fund to the risks associated with derivative instruments described above. These risks include (i) leverage risk; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying reference asset. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract, or order that trading be for liquidation of open positions only.

Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contracts, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contracts may result in immediate and substantial loss to the Fund, which could significantly adversely affect the Fund’s performance.

○	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund, potentially in excess of the amounts invested or borrowed. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

○	Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

○	Options Market Risk. Markets for options and options on futures contracts may not always operate on a fair and orderly basis. At times, prices for options and options on futures contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for a fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

○	Options Risk. There are risks associated with the Fund’s exposure to options. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below (written put option) the respective option’s strike price. The Fund’s losses are potentially large in a written put transaction.

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○	Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

○	Total Return Swap Risk. The Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and exposes the Fund to the risks associated with derivative instruments described herein. Certain derivatives risks are heightened with respect to over-the-counter (“OTC”) derivative instruments, like certain swap agreements, and may be greater during volatile market conditions. Such risks include the risk of leverage (i.e., the risk that an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset), counterparty risk (i.e., the risk of a counterparty’s unwillingness or inability to perform its obligations, including as a result of bankruptcy), credit risk (i.e., the risk that the issuer of the underlying asset may default on its obligations), and pricing risk (i.e., swaps may be difficult to value). Other heightened risks include the inability to close out a swap position because the trading market becomes illiquid (particularly in the OTC markets), or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its holdings, and the Fund’s liquidity may be impaired.

Distribution Policy Risk. The Fund pays monthly distributions on Fund shares at a specific target rate to be determined at the discretion of Fund management. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Any capital returned to investors through distributions will be distributed after payment of Fund fees and expenses. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent: (1) net investment income; (2) capital gains; and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among: (1) ordinary income; (2) capital gains; and (3) return of capital for tax purposes. For more information, please refer to the section of this prospectus entitled “Tax Consequences.”

Duration Risk. Longer-term fixed-income securities may be more sensitive to interest rate changes, particularly in periods of rising interest rates. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and a greater sensitivity to interest rate changes. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

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Energy Sector Risk. The Fund’s exposure to the energy sector will result in the performance of the Fund being relatively corelated to, and affected by, developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy entities are subject to the risks specific, but not limited, to the following:

○	Fluctuations in commodity prices;

○	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;

○	New construction risk and acquisition risk, which can limit potential growth;

○	A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

○	Depletion of the natural gas reserves or other commodities, if not replaced;

○	Changes in the regulatory environment;

○	Extreme weather;

○	Rising interest rates, which could result in a higher cost of capital and drive investors into other investment opportunities; and

○	Threats of attack by terrorists.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF. ETFs are also subject to the risks described under “ETF Structures Risk”. The ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETF, and may be higher than other funds that invest directly in bonds. By investing in other ETFs, the Fund will be subject to the risks associated with the underlying investments of such ETFs. In addition, when the Fund invests in ETFs, there is a risk that the investment advisers of those ETFs may make investment decisions that are detrimental to the performance of the Fund. Each ETF is subject to its own specific risks.

ETF Structure Risk. The Fund is structured as an ETF and, as a result, is subject to special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Fund shares are typically bought and sold in the secondary market, and investors typically pay brokerage commissions or other charges on these transactions.

○	Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk. Individual shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares. There may be times when the market price and the NAV vary significantly, and you may pay more than NAV when buying shares on the secondary market, and you may receive less than NAV when you sell those shares. The market price of shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid/ask spread often increases significantly. This means that shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs

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and in executing trades, which may result in a significantly diminished trading market for the Fund’s shares and can lead to differences between the market value of Fund shares and the Fund’s NAV, and wider bid/ask spreads.

■	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid/ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which can lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen. Because bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), spreads may widen if the Fund’s shares have little trading volume and market liquidity. Conversely, the bid/ask spreads will generally be narrower if the Fund’s shares have more trading volume and market liquidity.

Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (the risk that an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, thereby reducing the amount of interest payments). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s ability to assess

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such risk than if the Fund invested solely in more developed countries.

Gold Risk. Gold markets are subject to sharp price fluctuations, which may result in losses if you sell your shares at a time when the price of gold is lower than it was when you made your investment in the Fund. Gold markets also have experienced extended periods of flat or declining prices. As a result, you may never experience a profit. In addition, investors should be aware that there is no assurance that gold will maintain its long-term value in terms of purchasing power in the future. In the event that the price of gold declines, the Fund may experience losses.

Several factors may affect the price of gold, including: (i) global or regional political, economic or financial events and situations; (ii) global gold supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold-producing countries, such as South Africa, the United States and Australia; (iii) investors’ expectations with respect to the rate of inflation; (iv) interest rates; (v) currency exchange rates; and (vi) investment and trading activities of hedge funds and commodity funds.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition, government regulation, disruptions in mining, storing, and refining of metals, and changes in industrial, governmental and commercial demand for certain metals.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Investment Style Risk. The particular type of investments in which the Fund focuses may underperform other assets, asset classes and/or the overall market. Individual market segments, such as the large- cap U.S. equity market segment, tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s shares, to decline. The value of a specific security can be more volatile than the market as a whole, and can perform differently from the value of the market as a whole. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective.

Market Risk. Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic

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growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments, and could result in increased premiums or discounts to the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers, or invests a larger percentage of its assets in a single issuer, than a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers, and to economic, political, market or regulatory events affecting any one of those issuers.

Precious Metals Sector Risk. Prices of precious metals and of precious metal-related securities have historically been volatile. Economic, financial and political factors can cause periods of volatility. Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation of such investments. Changes in the production and sale of precious metals by governments or central banks, or other large holders, can be unpredictable and may also have a significant impact on the prices of precious metals.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase legal expenses incurred by the Fund. The Fund is also subject to regulation as a commodity pool under the CEA. The Fund may incur additional expenses as a result of its registration and regulatory obligations, and certain investments may be limited or restricted.

Rule 144A Securities Risk. The Fund may invest in securities that are normally purchased or resold pursuant to Rule 144A under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded and may be subject to legal restrictions on resale. Rule 144A securities are generally not traded on established markets, and the market for such securities is typically less active than the market for publicly-traded securities. As a result, Rule 144A securities may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value and market price per share to experience significant increases or declines in value over short periods of time; however, all investments, whether long- or short-term, are subject to risk of loss.

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Wholly Owned Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus, and could negatively affect the Fund and its shareholders. The Fund and the Subsidiary are “commodity pools” under the CEA, and the Advisor is a “commodity pool operator” registered with and regulated by the CFTC with respect to the Fund. As a result, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations apply with respect to the Fund and the Subsidiary, and subject each to CFTC penalties if reporting was found to be deficient.

NON-PRINCIPAL INVESTMENT RISKS

Descriptions of non-principal investment risks are set forth below. These risks could adversely affect the net asset value, total return and value of the Fund and your investment.

American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations, and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs, and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid. Because ADRs are denominated in US dollars, they are also subject to currency risk, as movements in the exchange rate of the local currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Affiliated Investment Company Risk. The Fund may invest in affiliated Underlying Funds (the “Affiliated Funds”), unaffiliated Underlying Funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Underlying Funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Asset-Backed Securities Risk. Asset-backed securities may be subject to prepayment risk. If interest rates fall, the

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underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities are also subject to extension risk. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money and causing the price of the asset-backed securities, and the Fund’s net asset value per share, to fall. The prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Advisor to forecast interest rates and other economic factors correctly. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Asset-backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Capacity Risk. The markets and securities in which the Fund invests may, at times, have limited capacity, and the Advisor may not be able to allocate as much of the Fund’s assets to a particular investment or type of investment as it desires. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Collateralized Debt Obligations (“CDOs”) and Collateralized Loan Obligations (“CLOs”) Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes, or “tranches,” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults, and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if the Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers, or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are subject to additional risks, including, but not limited to, interest rate risk and credit risk.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings, called “tranches,” representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk and pay higher interest rates.

Collateralized Mortgage Obligations Risk. Collateralized mortgage obligations are subject to credit risk because underlying loan borrowers may default. Collateralized mortgage obligations default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be

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significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, collateralized mortgage obligations are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or slower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate; conversely, during periods of rising interest rates, prepayment rates usually decrease. Collateralized mortgage obligations may be less susceptible to this risk because payment priorities within the collateralized mortgage obligations may have the effect of a prepayment lock out period.

Conflict of Interest - Advisor Risk. The Advisor, and other individuals associated with the Advisor, may have compensation and/or other arrangements that may be in conflict with the interests of the Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

○	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different investment objectives, benchmarks, time horizons and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

○	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

○	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio managers’ compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

○	The Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks, especially when their conversion value is greater than the interest and principal value of the bond. If a convertible

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security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration, and exposure risks.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorate, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund, and likely lead to a decline in the net asset value and market price of the Fund’s shares.

The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders, and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

The floating rate debt in which a fund may invest may be generally rated lower than investment-grade credit quality (i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”)), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. A fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase

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between “B3” and “Ba1” by Moody’s, “B-” and “BB+” by S&P, or, if not rated, would be of similar credit quality. Investment decisions for the Fund may be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders, and information may be available from other loan market participants or agents that originate or administer loans.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, such as banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Exchange Traded Note (“ETN”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations, and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Financials Sector Focus. Companies operating in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Floating Rate Loans Risk. Floating rate loans that are senior in the capital structure of the borrower and that are secured with specific collateral generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders, and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans. So long as the base rate for a loan remains under the base rate floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

Floating rate debt may be rated lower than investment-grade credit quality (i.e., rated lower than “Baa3” by Moody’s Ratings (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”)), or have been made to borrowers who have issued debt securities that are rated lower than investment- grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders, and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to derivative transactions on foreign markets. Some of these foreign markets, in contrast to U.S.

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exchanges, are so-called “principals’ markets” in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies a fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Forwards Risk. Forward contracts are a type of derivative contract whereby a fund may agree to buy or sell a certain commodity or a country or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to such commodity or the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward contracts are individually negotiated and privately traded, and are therefore dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s investment or hedging strategies may not achieve their objective.

Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value or market price may be more volatile than a more geographically diversified fund.

Index-Linked Derivative Securities Risk. If the derivative is linked to the performance of an index, it will generally be subject to the risks associated with changes in that index.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation- indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or any other

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service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense costs, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject a fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility generally have the risks associated with investing in futures contracts.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised), and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if the Fund were to own any MLPs that were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund, as the fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and a fund’s net asset value per share to fall, and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities, and will result in losses to a fund. The liquidity of mortgage-backed securities, and particularly non-agency non-investment grade mortgage-backed

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securities, may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets, have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage- backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, higher credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for “sub-prime” notes and reduce a fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a fund’s share price. Additionally, borrowers may seek bankruptcy protection, which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s), or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax- exempt status of municipal bonds.

There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase a fund’s operating expenses. Any income derived from a fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a fund may, therefore, be more dependent on the analytical abilities of the advisor than if a fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stockholders are subordinate to the claims of debtholders and may receive little or no recovery.

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Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security. The Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a fund from disposing of them promptly at reasonable prices, or at all. A fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. The net asset value or market price of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Short Selling Risk. If a security or other instrument sold short increases in price, a fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver, or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses a fund may be required to pay in connection with the short sale.

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Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a fund may not be able to substitute or sell the pledged collateral. This may limit a fund’s investment flexibility and may cause the fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This may also affect a fund’s ability to meet redemption requests or other current obligations. This requirement may also cause a fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Structured Note Risk. A fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political and other events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. A fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for “sub-prime” notes and reduce a fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a fund’s share price. Additionally, borrowers may seek bankruptcy protection, which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. The Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and exposes the Fund to the risks associated with derivative instruments described herein. Certain derivatives risks are heightened with respect to over-the-counter (“OTC”) derivative instruments, like certain swap agreements, and may be greater during volatile market conditions. Such risks include the risk of leverage (i.e., the risk that an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset), counterparty risk (i.e., the risk of a counterparty’s unwillingness or inability to perform its obligations, including as a result of bankruptcy), credit risk (i.e., the risk that the issuer of the underlying asset may default on its obligations), and pricing risk (i.e., swaps may be difficult to value). Other heightened risks include the inability to close out a swap position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its holdings, and the Fund’s liquidity may be impaired.

Underlying Fund Risk. Other investment companies, including mutual funds, ETFs and closed-end funds (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will

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be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds, and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when the Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds are subject to its own specific risks. Additional risks of investing in the Underlying Funds are described below:

○	Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value, as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares without paying a substantial penalty, or at all. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

○	Closed-End Fund Risk. Closed-end funds are subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may trade at a discount or premium to their net asset value, and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, a fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

○	ETF Tracking Risk. Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

○	Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the fund’s adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

○	Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to the ETF’s or ETN’s possible use of short sales of securities and derivatives, such as futures contracts. The use of leverage by an ETF or ETN increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.

○	Management Risk. When the Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

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○	Mutual Fund Risk. Mutual funds are subject to management risk because the adviser to the mutual fund may be unsuccessful in meeting the fund’s investment objective, and may temporarily pursue strategies which are inconsistent with the investment objective of the Fund.

○	Leveraged ETF Risk. Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

○	Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Regulation under the Commodity Exchange Act

The Advisor is registered as a CPO under the CEA and the rules of the CFTC, and is subject to CFTC regulation with respect to the Fund and the Subsidiary. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Advisor’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. This means that, for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Advisor as the Fund’s CPO, the Advisor’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund and the Subsidiary, the Fund may incur additional compliance and other expenses.

SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares on the Secondary Market

General. Most investors will buy and sell shares of the Fund in secondary market transactions through their financial institution at market price. Shares of the Fund will be listed for trading in the secondary market on the Exchange. The Exchange is currently open for business each day, other than weekends and the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund’s shares trade on the Exchange under the following symbol:

Fund	Symbol
Strategy Shares Gold Enhanced Yield ETF	GOLY

Shares of the Fund can be bought and sold throughout the trading day at their market price like other publicly traded equity securities. If you purchase shares of the Fund in the secondary market, there is no minimum investment. While shares of the Fund will typically be purchased and sold in the secondary market in “round lots” of 100 shares, your financial institution may permit you to purchase or sell shares in smaller “odd-lots” at no per-share price differential. When purchasing or selling Fund shares through your financial institution, you will pay customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offer price in the secondary market. The market price of Fund shares may be below (a discount), at, or above (a premium) their most recently calculated NAV, and can be affected by market forces of supply and demand for the Fund’s shares,

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the prices of the Fund’s portfolio securities, economic conditions, and other factors.

Purchasing Shares from and Redeeming Shares with the Fund

General. On each Business Day, you may purchase shares directly from the Fund, and you may tender shares for redemption directly to the Fund, in a Creation Unit or multiples thereof. Each Creation Unit is currently comprised of 10,000 shares. The number of shares comprising a Creation Unit may change over time. Once “created,” shares of the Fund will generally trade in the secondary market in amounts less than a Creation Unit (see “Shareholder Information – Purchasing and Selling Fund Shares on the Secondary Market”).

To purchase or redeem Creation Units of the Fund, you must be an Authorized Participant, or you must purchase or redeem the shares through a financial institution that is an Authorized Participant. The Distributor will provide a list of Authorized Participants upon request.

The Fund processes orders for the purchase and redemption of Creation Units at the NAV next calculated after an order has been received in proper form by the Distributor.

The Fund may effect all or a portion of its purchase and/or redemption orders of Creation Units in cash. Except where the purchase or redemption will include cash, investors will generally be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will generally receive an in-kind transfer of specified instruments (“Redemption Instruments”). The name and quantities of the instruments that constitute the Fund’s Deposit Instruments, and the names and quantities of the instruments that constitute the Fund’s Redemption Instruments, will be specified by the Fund each day, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the net asset value attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference.

The Fund generally does not offer or sell its shares outside of the U.S. Also, the Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.

Additional information regarding the purchase and redemption of the Fund’s Creation Units may be found in the “Purchase and Redemption of Creation Units” section of the SAI.

Continuous Offering. Because new shares may be created and issued on an ongoing basis during the life of the Fund, a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters, and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the record owner or registered owner of all outstanding shares of the Fund, and is recognized as the owner of all such shares. Your beneficial interest in the shares of the Fund will be reflected on the records of the DTC or

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its participants. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with the DTC. As a beneficial owner of shares of the Fund, you are not entitled to receive physical delivery of stock certificates or to have shares of the Fund registered in your name, and you are not considered a registered owner of those shares. Therefore, to exercise any right as an owner of Fund shares, you must rely on the procedures of the DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form through your financial institution.

Calculation of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. Since the Fund may invest a portion of its investment portfolio in foreign securities that trade on weekends or other days that the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem Creation Units.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less, which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board- approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded; or (5) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which the Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid than their larger counterparts. Similarly, the Fund’s investments in foreign securities, if any, are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that the Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the underlying Index, and introduce tracking error.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares. Frequent purchases and sales of the Fund’s shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading, such as dilution, the disruption of portfolio management,

40

an increase in portfolio trading costs, and/or the realization of capital gains, since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund, since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units, which are intended to offset custodial and other costs to the Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units, in part or wholly, in cash, higher transaction fees will be imposed, which are intended to offset the Fund’s increased trading costs to purchase or redeem portfolio securities in connection with these transactions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

DISTRIBUTION OF THE FUND

The Fund has adopted, but has yet to implement, a Rule 12b-1 Distribution Plan (“Plan”), pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Additional Payments to Financial Intermediaries

The Advisor and its affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Advisor, their affiliates, or the Fund, and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

MANAGEMENT OF THE FUND

Investment Advisor

Rational Advisors, Inc. has been retained by the Trust under a Management Agreement to act as the investment advisor to the Fund, subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors, LLC (“Catalyst”) and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies, also known as a “Fund Complex.” The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. MFund Services LLC, an affiliate of the Advisor, provides the Fund with management and legal administrative support and compliance services. The address of the Advisor is 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242.

A discussion of the Trustees’ review and approval of the Advisor’s investment advisory agreement with the Trust

41

is available in the Fund’s annual report to shareholders for the fiscal period ended April 30, 2026.

Portfolio Managers

David Miller and Charles Ashley are primarily responsible for the day-to-day management of the Fund. Mr. Miller is the Lead Portfolio Manager of the Fund.

David Miller, Co-Owner, Chief Investment Officer (“CIO”), and Senior Portfolio Manager of the Advisor since 2016, has served as a Portfolio Manager of the Fund since 2021. He is the CIO of the Advisor and Catalyst, an affiliate of the Advisor, since 2016 and 2006, respectively. He co-founded Catalyst in 2006, and is responsible for the day-to-day management of several funds managed by Catalyst. Mr. Miller is also a member of Catalyst International Advisors LLC since 2019, Insights Media LLC since 2019, and AlphaCentric Advisors since 2026. He received a BS in Economics from the University of Pennsylvania, Wharton School and an MBA in Finance from the University of Michigan, Ross School of Business.

Charles Ashley, Portfolio Manager of the Advisor since 2019, has served as a Portfolio Manager of the Fund since 2021. Mr. Ashley joined Rational in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. He joined Catalyst as a senior analyst in February 2016 and also serves as a portfolio manager at Catalyst since 2017. Mr. Ashley has an MBA from the University of Michigan, Ross School of Business and a B. A. from the Michigan State University, Eli Broad College of Business.

The SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Fund.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ approval, to enter into, or materially amend, sub-advisory agreements with one or more sub-advisers who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-adviser is employed by the Advisor within 90 days of such change.

Fees Paid to Advisor

As full compensation for its services to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 0.79% of the Fund’s average daily net assets. In consideration of the fees paid with respect to the Fund, the Adviser has agreed to pay all routine expenses of the Fund (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports), except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

DIVIDENDS AND DISTRIBUTIONS

Distributions. The Fund does not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. The Fund intends to declare dividends on investment income, if any, monthly. The Fund also intends to make distributions of net capital gains, if any, at least annually. Dividends and capital gains distributions will be paid in cash.

42

Please refer to the section headings “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for a detailed description of the Fund’s distribution policy and tax consequences.

Dividend Reinvestment Services. If you hold Fund shares through a broker that offers a dividend reinvestment service, you may elect to reinvest dividends and capital gains distributed by the Fund in additional shares of the Fund. Contact your broker to determine whether a reinvestment service is available, and to discuss any related charges associated with the use of the reinvestment service.

As with all ETFs, reinvestment of dividend and capital gains distributions in additional shares of the Fund will occur after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund, and therefore will not share in the Fund’s income, gains, and losses. A shareholder will have an adjusted basis in the additional shares of the Fund acquired through a reinvest service equal to the amount of the reinvested distribution, and the holding for the new shares shall commence on the day after such shares are credited to the shareholder’s account.

TAX CONSEQUENCES

There are many important tax consequences associated with an investment in the Fund offered by this Prospectus. The following is a brief summary of certain federal income tax consequences relating to an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on the Fund’s distributions and the sale of Fund shares. Consult your personal tax adviser about the potential tax consequences of your investment in the Fund under all applicable tax laws. For more information, please see the SAI section “Taxes.”

Taxation of Distributions. The Fund is treated as a separate entity for Federal tax purposes. The Fund intends to qualify as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. If the Fund qualifies as a RIC, and satisfies certain distribution requirements, it will not be required to pay U.S. federal income taxes on income and gains it distributes to its shareholders.

The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Generally, distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January, but declared by the Fund in October, November or December of the previous year, may be taxable to shareholders in the previous year.

Generally, you are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received, that are paid from the Fund’s current and accumulated earnings and profits. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A written statement will accompany any such distribution informing you that the distribution is a return of capital. If you hold Fund shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.

Distributions paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income or qualified dividend income. Distributions representing long-term capital gains, if any, will be taxable to you as long- term capital gains no matter how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price paid).

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes any ordinary dividends and capital gain distributions from the Fund, as well as any capital gains recognized on the sale or exchange of Fund shares.

43

Distributions of investment income designated by the Fund as derived from “qualified dividend income” (income from taxable domestic corporations and certain qualified corporations) will be taxed at the rate applicable to long- term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain distributions paid to certain high-income taxpayers are subject to a regular tax rate of 20%. High income taxpayers, for this purpose, are defined in 2025 as individuals and married couples filing jointly whose taxable income exceeds $533,400 and $600,050, respectively, per year.

Foreign Securities. The Fund may be subject to foreign withholding taxes on income it earns from investing in foreign securities, which may reduce the return on such investments.

Backup Withholding. If you fail to furnish the Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions, and redemptions. You are urged to read the additional information concerning withholding provided in the SAI.

Non-U.S. Investors. If you are not a citizen or permanent resident of the U.S., the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that, if received by a nonresident alien or foreign entity, generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend,” which, if received by a nonresident alien or foreign entity, generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Taxes on Exchange-Listed Sales and Cash Redemptions of Creation Units. You will recognize a taxable gain or loss upon the sale of the Fund’s shares in the secondary market and upon the cash redemption of the Fund’s Creation Unit. Currently, any capital gain or loss realized from the sale of the Fund’s shares for cash will generally be treated as long-term capital gain or loss if those shares have been held for more than one year and as short-term capital gain or loss if those shares have been held for one year or less. Any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to the shares. All or a portion of any loss recognized upon the disposition of the Fund’s shares may be disallowed under “wash sale” rules if other shares of the Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares that you acquired.

Taxes on In-Kind Purchases and Redemptions of Creation Units. An Authorized Participant who exchanges securities or securities and cash for a Creation Unit will generally recognize a gain or loss equal to the difference between the market value of the Creation Unit at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for the Creation Unit. An Authorized Participant who exchanges a Creation Unit for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities and cash received for the Creation Unit. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for a Creation Unit cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units of the Fund you purchased or sold and at what price.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

44

FINANCIAL HIGHLIGHTS

Strategy Shares Gold Enhanced Yield ETF (GOLY)

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses)	Total from investment activities	Distributions from net investment income	Distributions from Return of Capital	Distributions from net realized gains from investment	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Strategy Shares Gold Enhanced Yield ETF*
Year Ended April 30, 2026	$28.82	1.13	1.79	2.92	(2.30)	(0.39)	—	(2.69)	$29.05	9.51%	0.79%	0.79%	3.36%	$125,486	100%
Year Ended April 30, 2025	$21.59	0.92	7.42	8.34	(1.11)	—	—	(1.11)	$28.82	39.59%	0.78%	0.78%	3.59%	$33,145	35%
Year Ended April 30, 2024	$21.07	0.55	0.63(f)	1.18	(0.56)	(0.10)	—	(0.66)	$21.59	5.91%	0.79%	0.79%	2.77%	$3,239	12%
Year Ended April 30, 2023	$21.61	0.51	(0.54)	(0.03)	(0.51)	(0.00)(g)	—	(0.51)	$21.07	0.09%	0.79%	0.79%	2.61%	$14,747	11%
May 17, 2021(h) through April 30, 2022	$25.00	0.28	(3.22)	(2.94)	(0.45)	—	—	(0.45)	$21.61	(11.94)%	0.78%	0.78%	1.24%	$15,129	—%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(g)	Amount is less than ($0.005).

(h)	Commencement of operations

*	Statement has been consolidated.

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PREMIUM/DISCOUNT INFORMATION

The Fund’s daily NAV, and information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.strategysharesetfs.com.

More information about the Fund is available free of charge, upon request, including the following:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and Form N-CSR filed with the SEC. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Rational Advisors, Inc. is the Advisor to the Fund.

Foreside Fund Services, LLC is the Distributor.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call

(855) 4SS-ETFS or (855) 477-3837

Write

Strategy Shares, 36 North New York Avenue, Huntington, New York 11743

Log on the Internet

You may also access Fund information, including copies of the most current SAI and annual and semi- annual reports, information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, at www.strategysharesetfs.com. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Contact the SEC

You may request Fund information from the SEC by e-mail at publicinfo@sec.gov. A duplicating fee will apply.

Investment Company Act of 1940 No. 811-22497

46

September 1, 2026

PROSPECTUS

MONOPOLY ETF
Cboe BZX Exchange, Inc. Ticker: MPLY

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – MONOPOLY ETF	3
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
SHAREHOLDER INFORMATION	40
DISTRIBUTION OF THE FUND	42
MANAGEMENT OF THE FUND	43
DIVIDENDS AND DISTRIBUTIONS	44
TAX CONSEQUENCES	45
FINANCIAL HIGHLIGHTS	47
PREMIUM/DISCOUNT INFORMATION	48

FUND SUMMARY – MONOPOLY ETF

Investment Objective:

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.79%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Operating Expenses	0.79%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s advisor pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from May 15, 2025 (commencement of operations) to April 30, 2026, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing in the common stock of companies that demonstrate “Monopolistic Attributes.” Such companies may possess Monopolistic Attributes either: (1) individually, by dominating a market with limited to no competition for its products or services from other companies (a monopoly); or (2) collectively, by dominating a market with one or more other companies that sell similar products or services with limited to no competition from others (an oligopoly). Such characteristics typically allow these companies to earn substantial economic rents (i.e., charge higher prices or incur lower costs than competitors), maintain robust pricing power, and sustain strong revenue and earnings growth over time.

Under normal market conditions, the Fund invests in U.S. and non-U.S. companies with market capitalizations of at least $2 billion and that are traded on U.S. exchanges, including American depository receipts (“ADRs”). The Fund’s portfolio is predominantly market cap weighted, meaning investments in the Fund are allocated based on the size of the companies. However, the Fund’s investment sub-advisor, Rareview Capital LLC (the “Sub-Advisor”), uses its discretion to determine final portfolio weightings.

Companies are selected for investment by the Sub-Advisor based on qualitative analysis of the Monopolistic Attributes of a company, as well as quantitative analysis of various financial performance metrics, such as revenue growth, profit margin, return on investment, return on equity, debt-to-equity ratio and earnings per share. Monopolistic Attributes of a company include, but are not limited to: (i) brand dominance; (ii) regulatory exclusivity (i.e., when a company gets special protection from the government that prevents other companies from competing with it for a certain period of time); (iii) industry concentration (i.e., possession of a substantial share of the market); (iv) historical antitrust reviews (i.e., previous government accusations of antitrust law violations); (v) monopolistic or oligopolistic economic rents; (vi) high barriers of market entry; (vii) pricing power (i.e., a company’s ability to increase prices without losing customers); (viii) vertically integrated and control of the supply chain (i.e., the company owns or directly manages all the steps needed to make and sell its product); (ix) benefits from network effects (i.e., a product or service that becomes more valuable as more people use it); and (x) protected intellectual property or patents. To be considered for investment by the Fund, companies must possess one or more of these attributes. The Sub-Advisor has broad discretion to invest in companies that it believes possess one or more of these Monopolistic Attributes and exhibit strong financial performance metrics, and will sell companies that it believes no longer possess or exhibit these Monopolistic Attributes and/or attractive financial performance metrics. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies that demonstrate Monopolistic Attributes.

The Fund expects to typically hold approximately 75 to 125 companies. The Fund may have significant exposures to specific sectors, such as information technology. The Fund will not invest in federal or state regulated utilities that have price controls.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Principal Investment Risks

As with any Exchange-Traded Fund (“ETF”), there is no guarantee that the Fund will achieve its investment objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return, and the value of the Fund and your investment.

You could lose money by investing in the Fund. The Fund is subject to the risks summarized below. Any of these risks could adversely affect the Fund’s NAV, trading price, yield, total return, or ability to meet its investment objective.

ADR Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. As a result, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”), and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting. These risks could cause intraday bid/ask spreads for the Fund’s shares to widen.

Equity Securities Risk. The price of common stock in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market, and investors typically pay brokerage commissions or other charges on these transactions.

○	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid/ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s trading day, which can lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which can cause the intra-day bid/ask spread of the Fund to widen.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Large Capitalization Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the Sub-Advisor’s judgment will produce the desired result. The measures that the Advisor, Sub-Advisor or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, trading and tariff events, geopolitical conflicts, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies tend to be more volatile than larger companies. These companies may experience higher failure rates than larger companies. Midsized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources, and may lack management experience.

New Fund Risk. The Fund is a relatively new fund with limited history of operations as an ETF for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a high percentage of its assets in a limited number of issuers. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers, as well as to economic, political, market or regulatory events affecting any one of those issuers.

Sector Risk. Companies with high market dominance can be susceptible to sector-specific downturns or sudden valuation corrections if regulatory or competitive landscapes shift. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.

The Fund is subject to the following specific sector risks:

Information Technology Sector Risk. Information technology companies face intense competition and may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence. Companies in the information technology sector are heavily dependent on patent and intellectual property rights.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance:

Because the Fund does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling (855) 4SS-ETFS or (855) 477-3837 and on the Fund’s website at www.strategysharesetfs.com.

Advisor: Rational Advisors, Inc. (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Rareview Capital LLC is the Fund’s investment Sub-Advisor.

Portfolio Manager: Neil Azous, Chief Investment Officer and Portfolio Manager of the Sub-Advisor, serves as the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund. Mr. Azous has served the Fund in this capacity since it commenced operations in May 2025.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Cboe BZX Exchange, Inc. (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid), and the lowest price a seller is willing to accept for shares of the Fund (ask), when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.strategysharesetfs.com.

Tax Information: The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax-advantaged account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor. Distributions from a tax-advantaged account may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of the Fund seeks to provide long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective or the Fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies that demonstrate Monopolistic Attributes, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the common stock of companies that demonstrate “Monopolistic Attributes.” Such companies may possess Monopolistic Attributes either: (1) individually, by dominating a market with limited to no competition for its products or services from other companies (a monopoly); or (2) collectively, by dominating a market with one or more other companies that sell similar products or services with limited to no competition from others (an oligopoly). Such characteristics typically allow these companies to earn substantial economic rents (i.e., charge higher prices or incur lower costs than competitors), maintain robust pricing power, and sustain strong revenue and earnings growth over time.

Under normal market conditions, the Fund invests in U.S. and non-U.S. companies with market capitalizations of at least $2 billion and that are traded on U.S. exchanges, including ADRs. The Fund’s portfolio is predominantly market cap weighted, meaning investments in the Fund are allocated based on the size of the companies. However, the Sub-Advisor uses its discretion to determine final portfolio weightings.

Companies are selected for investment by the Sub-Advisor based on qualitative analysis of the Monopolistic Attributes of a company, as well as quantitative analysis of various financial performance metrics, such as revenue growth, profit margin, return on investment, return on equity, debt-to-equity ratio and earnings per share. Monopolistic Attributes of a company include, but are not limited to: (i) brand dominance; (ii) regulatory exclusivity (i.e., when a company gets special protection from the government that prevents other companies from competing with it for a certain period of time); (iii) industry concentration (i.e., possession of a substantial share of the market); (iv) historical antitrust reviews (i.e., previous government accusations of antitrust law violations); (v) monopolistic or oligopolistic economic rents; (vi) high barriers of market entry; (vii) pricing power (i.e., a company’s ability to increase prices without losing customers); (viii) vertically integrated and control of the supply chain (i.e., the company owns or directly manages all the steps needed to make and sell its product); (ix) benefits from network effects (i.e., a product or service that becomes more valuable as more people use it); and (x) protected intellectual property or patents. To be considered for investment by the Fund, companies must possess one or more of these attributes. The Sub-Advisor has broad discretion to invest in companies that it believes possess one or more of these Monopolistic Attributes and exhibit strong financial performance metrics, and will sell companies that it believes no longer possess or exhibit these Monopolistic Attributes and/or attractive financial performance metrics. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies that demonstrate Monopolistic Attributes.

The Fund expects to typically hold approximately 75 to 125 companies. The Fund may have significant exposures to specific sectors, such as information technology. The Fund will not invest in federal or state regulated utilities that have price controls.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers.

PRINCIPAL INVESTMENT RISKS

All ETFs carry a certain amount of risk. As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following chart identifies the principal and non-principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return, and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the investment risks, including the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.

Key:

Principal Risk: ●
Non-Principal Risk: ○
Not Applicable: -

American Depositary Receipts (“ADRs”) Risk	●
Affiliated Investment Company Risk	○
Asset-Backed and Mortgage-Backed Security Risk	○
Authorized Participant Risk	●
Bank Loans Risk	○
Basic Materials Sector Risk	○
Business Development Companies (“BDC”) Risk	○
Bitcoin Investment Risk	○
Call Options Risk	○
Capacity Risk	○
Cash and Cash Equivalents Risk	○
Cash Transactions Risk	○
Changing Fixed Income Market Conditions Risk	○
Collateralized Bond Obligation Risk	○
Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”) Risk	○
Commodity Risk	○
Communications Services Sector Risk	○
Conflict of Interest – Advisor Risk	○
Conflict of Interest – Portfolio Manager Risk	○
Convertible Securities Risk	○
Counterparty Risk	○
Credit Default Swap Risk	○
Credit Risk	○
Credit Risk (for Floating Rate Loans)	○
Consumer Discretionary Sector Risk	○
Consumer Staples Sector Risk	○
Currency Risk	○

Cybersecurity Risk	○
Derivatives Risk	○
Digital Asset Risk	○
Digital Assets Futures Contracts Risk	○
Digital Asset Tax Risk	○
Dividend Yield Risk	○
Duration Risk	○
Emerging Markets Risk	○
Energy and Infrastructure Industry Risk	○
Energy Sector Risk	○
Equity Securities Risk	●
Ether Investment Risk	○
ETF Structure Risks	●
Exchange Traded Fund (“ETF”) Risk	○
Exchange Traded Note (“ETN”) Risk	○
Extension Risk	○
Financial Markets Regulatory Risk	○
Financial Sector Risk	○
Fixed Income Securities Risk	○
Floating Rate Loans Risk	○
Foreign Currency Risk	○
Foreign Exchanges Risk	○
Foreign Securities Risk	●
Forwards Risk	○
Futures Risk	○
Geographic Focus Risk	○
Greater China Investment Risk	○
Growth Stock Risk	○
Healthcare Sector Risk	○
Hedging Risk	○
Income Risk	○
Index-Linked Derivative Securities Risk	○
Industrials Sector Risk	○
Inflation-Indexed Bond Risk	○
Inflation Protected Securities Risk	○
Information Technology Sector Risk	●
Interest Rate Risk	○
Inverse ETF and ETN Risk	○
Investment Style Risk	○
Issuer Specific Risk	○
Junk Bond Risk	○
Large Capitalization Company Risk	●
Leverage Risk	○
Leverage and Volatility Risk	○
Leveraged ETF Risk	○
Liquidity Risk	○
Litigation Risk	○
Loan Risk	○
Machinery and Electrical Equipment Industry Risk	○
Management Risk	●

Market Risk	●
Market Price Variance Risk	○
Market Volatility-Linked ETFs Risk	○
Medium (Mid) Capitalization Company Risk	●
MBS and CMO Risk	○
Micro Capitalization Company Risk	○
MLP and MLP-Related Securities Risk	○
Model and Data Risk	○
Mortgage-Backed Securities Risk	○
Municipal Bond Risk	○
New Fund Risk	●
Non-Diversification Risk	●
Options Market Risk	○
Options Risk	○
Over-the-Counter (“OTC”) Trading Risk	○
Preferred Stock Risk	○
Prepayment Risk	○
Real Estate and REIT Risk	○
Regulatory Risk	○
Repurchase and Reverse Repurchase Agreements Risk	○
Restricted Securities Risk	○
Risk Management Risk	○
Sector Risk	●
Security Risk	○
Segregation Risk	○
Short Selling Risk	○
Small Capitalization Company Risk	○
Sovereign Debt Risk	○
Structured Note Risk	○
Sub-Prime Mortgage Risk	○
Swaps Risk	○
Underlying Fund Risk	○
Utilities Sector Risk	○
U.S. Government Obligations Risk	○
Volatility Risk	○

American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid. Because ADRs are denominated in

US dollars, they are also subject to currency risk, as movements in the exchange rate of the local currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Affiliated Investment Company Risk. The Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets, have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”), and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Basic Materials Sector Risk. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, trade policy, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder, and they may trade in the market at a discount to their NAV. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid, and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest, and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Capacity Risk. The markets and securities in which the Fund invests may, at times, have limited capacity, and the Advisor may not be able to allocate as much of the Fund’s assets to a particular investment or type of investment as it desires. Under such conditions, the execution of the Fund’s strategy may be affected, and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash and Cash Equivalent Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different

ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.

Changing Fixed Income Market Conditions Risk. The future direction of interest rates is uncertain at this time. If interest rates rise, there is risk that rates across the financial system also may rise. Changes in government intervention may have adverse effects on the Fund’s investments, volatility, and illiquidity in debt markets. Interest rate increases could cause the value of the Fund to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings, called “tranches,” representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk and pay higher interest rates.

Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”) Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes, or “tranches,” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if the Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs also carry risks, including, but not limited to, interest rate risk and credit risk.

Commodity Risk. The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Communications Services Sector Risk. Companies in the communications services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement. Companies may encounter cash flow strains due to the need to commit substantial capital to developing new products and services using new technology. Technological innovations may make certain current services obsolete.

Conflict of Interest — Advisor Risk. The Advisor, the Sub-Advisor and other individuals associated with the Advisor or the Sub-Advisor may have compensation and/or other arrangements that may be in conflict with the interests of the Fund.

Conflict of Interest — Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

●	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s, Advisor’s and/or Sub-Advisor’s respective codes of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, the portfolio manager may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	Each of the Advisor and Sub-Advisor have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Fund will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Fund. Convertible securities may also have characteristics similar to common stocks, especially when their conversion value is greater than the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations, and therefore delays or impairs the Fund’s ability to recover its deposits with, or any payments from, such counterparty. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Advisor to present acceptable credit risk.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration, and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk bonds.” Credit risk may be substantial for the Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value and market price of the Fund’s shares.

The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired, or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Ratings (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade credit in quality or, if unrated, would be rated lower than investment-grade credit quality. The Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between “B3” and “Ba1” by Moody’s, “B-” and “BB+” by S&P or, if not rated, would be of similar credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor and/or the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders, and information may be available from other loan market participants or agents that originate or administer loans.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own, but has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Advisor, the Sub-Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Derivatives Risk. The Fund may use derivatives, including options and futures. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships; government programs and policies; national and international political and economic events; geopolitical conflicts; changes in interest rates; and inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including:

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. These risks include (i) leverage risk; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day, no trades may be executed at prices beyond the daily limit.

Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading be for the liquidation of open positions only.

Hedging Risk. Hedging is a strategy in which the Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet margin requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures contracts may not always operate on a fair and orderly basis. At times, prices for options and options on futures contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with options trading. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Sub-Advisor’s expectations. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in the price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; and inflation and deflation.

Digital Asset Risk. Digital assets, such as Bitcoin and Ether, are assets designed to act as a medium of exchange, that operate on peer-to peer decentralized networks of computers that use cryptographic protocols to maintain a digital ledger (more commonly known as “blockchains”) and represent a new and rapidly evolving industry. Digital assets generally operate without a central authority (such as a bank), are not backed by any government and are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The value of digital assets depends on the continued acceptance, development and use of their networks. Adverse developments affecting these networks or the broader digital asset ecosystem may negatively impact the value of digital assets. The market price of digital assets has been subject to extreme fluctuations. Similar to fiat currencies, digital assets are susceptible to theft, loss and destruction. Digital asset trading platforms and other trading venues are relatively new and, in many cases, largely unregulated, which may increase exposure to fraud, market manipulation or operational failures. Certain blockchains, such as the Bitcoin and Ethereum networks, may also be subject to certain modifications, including “forks,” which could result in competing digital assets, and regulatory developments which could adversely affect their use or trading. The realization of any of these risks could have a material adverse effect on the value of digital assets and the Fund’s indirect exposure. As a result, the Fund’s net asset value and the market price of its Shares could decline, and you could lose money.

Bitcoin Investment Risk. The Bitcoin token is the native cryptocurrency of the Bitcoin blockchain. Bitcoin is the first decentralized digital asset and the largest by market capitalization. The Bitcoin blockchain operates on a “proof-of-work” mechanism and relies on “miners” to confirm block transactions and secure the network by solving complex mathematical problems in exchange for new Bitcoin through a process called “mining.” The value of Bitcoin is dependent on continued mining activity. Such mining activity requires a significant amount of power consumption which can pose operational problems to miners and has been the subject of environmental scrutiny. Significant disruptions in mining activity could negatively impact the value of Bitcoin. As a result of the Fund’s indirect exposure to Bitcoin, the Fund’s net asset value and the market price of its Shares could decline, and you could lose money.

Ether Investment Risk. Ether is the native cryptocurrency of the Ethereum blockchain. Ether is the second largest cryptocurrency by market capitalization and is widely known as the infrastructure for many decentralized applications and smart contracts. The Ethereum blockchain operates on a “proof-of-stake” mechanism and relies on “validators” to confirm block transactions and secure the network by locking up Ether as collateral through a process called “staking.” Disruptions to validator participation or control of a significant portion of staked Ether could impair the operation of the network and the value of Ether. As a result of the Fund’s indirect exposure to Ether, the Fund’s net asset value and the market price of its Shares could decline, and you could lose money.

Digital Assets Futures Contracts Risk. The Fund may be indirectly exposed to the risks of investing in digital assets if it invests in digital asset futures contracts, such as Bitcoin and/or Ether. In addition to the risks of futures contracts generally, the markets for digital asset futures contracts have additional unique risks. The markets for digital asset futures contracts may be less developed, less liquid and more volatile than more established futures contract markets. Digital assets such as Bitcoin and Ether are technological innovations with a limited history and, while the markets for the Bitcoin and Ether futures contracts have grown substantially since they commenced trading, there can be no assurance that this volume and growth will continue.

Digital asset futures contracts may be subject to larger collateral requirements and have exposure limits imposed by brokers and exchanges. These limits may impact the Fund’s ability to achieve its desired exposure.

As with other futures contract markets, during periods of high volatility or illiquidity, it may be difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors that influences the liquidity of the market for digital assets futures contracts may cause the market to become illiquid, for short or long periods. In such markets, the Fund and/or a subsidiary thereof may not be able to buy and sell digital asset futures contracts quickly (or at all) or at the desired price. Such market illiquidity may cause losses for the Fund.

The price of digital asset futures contracts is based on the expected price of the respective digital asset on certain digital asset exchanges on the expiration date of the digital asset futures contracts. Digital asset futures contract prices reflect the price of the respective digital asset on certain digital asset exchanges only, and not cash markets. The liquidity of markets for digital asset futures contracts depends on, among other things: the supply and demand for the digital asset; the adoption of the digital asset for commercial uses; the anticipated increase of investments in and investment products related to the digital asset by retail and institutional investors; speculative interest in the digital asset, futures contracts on the digital asset and investment products related to the digital asset; regulatory or other restrictions on investors’ ability to invest in digital asset futures contracts; and the potential ability to hedge against the price of digital asset with the related digital asset futures contract (and vice versa).

Digital Asset Tax Risk. The U.S. federal income tax treatment of digital assets and instruments that provide exposure to digital assets, such as derivatives, remains uncertain. Any income gained by the Fund’s investments in digital asset-related instruments, including derivatives or investments held through subsidiaries, may not constitute “qualifying income” for purposes of the income requirements applicable to RICs under Subchapter M of the Internal Revenue Code. If the Internal Revenue Services were to issue guidance, Treasury regulations, or other interpretations, or if Congress were to enact legislation that adversely affects the tax treatment of such investments, including guidance applied retroactively, the Fund may be required to modify its investment strategy or could fail to qualify as a RIC, which could adversely affect the Fund and its shareholders.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes, particularly in periods of rising interest rates. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and a greater sensitivity to interest rate changes. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging market securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have higher rates of inflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging market countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional, and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing, and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited, which can impede the Fund’s ability to evaluate such companies. In addition, certain emerging market countries may impose material limitations on PCAOB inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The potentially smaller size of emerging market countries’ securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities. Other risks of investing in emerging market securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if a master limited partnership, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. Energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary, trade and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

ETF Structure Risk. The Fund, and the ETFs the Fund invests in, are structured as ETFs and, as a result, are subject to special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Fund shares are typically bought and sold in the secondary market, and investors typically pay brokerage commissions or other charges on these transactions.

○	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which may result in a significantly diminished trading market for the Fund’s shares and can lead to differences between the market value of Fund shares and the Fund’s NAV, and wider bid-ask spreads.

■	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid/ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which can lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV. Because bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), spreads may widen if the Fund’s shares have little trading volume and market liquidity. Conversely, the bid/ask spreads will generally be narrower if the Fund’s shares have more trading volume and market liquidity.

Exchange Traded Fund (“ETF”) Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other ETFs that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above NAV if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Advisor or Sub-Advisor (as applicable) may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. The ETF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs in which the Fund invests may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Exchange Traded Note (“ETN”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Fixed Income Securities Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (the risk that an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the base rate on which interest is calculated for such loans. So long as the base rate for a loan remains under the floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Ratings (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade credit quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor and/or the Sub-Adviser, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to derivative transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Securities Risk. To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby the Fund may agree to buy or sell a country or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded, and are therefore dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s investment or hedging strategies may not achieve their objective.

Futures Risk. The use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. Changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly, or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading be for the liquidation of open positions only.

Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory, or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than a more geographically diversified fund.

Greater China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund. Further, health events, such as a pandemic, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, any difficulties of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited, or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting and may be thinly capitalized and susceptible to product obsolescence.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Index-Linked Derivative Securities Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to the ETF’s or ETN’s possible use of short sales of securities and derivatives such as options and futures contracts. The use of leverage by an ETF or ETN increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks) may underperform other asset classes or the overall market. Individual market segments, such as the large-cap U.S. equity market segment, tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell the bonds in its portfolio (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the Fund’s portfolio and NAV per share.

Large Capitalization Company Risk. The investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of funds that do not use such techniques.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense costs, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The Advisor’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. Overall market risks may also affect the value of the Fund. The market value of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; trading and tariff events; geopolitical conflicts; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen. Significant tariff disputes between trading partners can cause affected countries to retaliate, resulting in “trade wars” which can cause negative effects on the economies of such countries, as well as the global economy. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

Market Price Variance Risk. Individual shares of the Fund are listed for trading on the Exchange and can be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares will fluctuate in response to changes in its NAV and supply and demand for its shares. Differences between secondary market prices and NAV for the Fund’s shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the Fund at a particular time. There may, however, be times when the market price and the NAV vary significantly, and an investor may pay more than NAV when buying Fund shares on the secondary market and receive less than NAV when it sells those Fund shares. The market price of Fund shares includes a “bid/ask spread” charged by the market makers that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread often increases significantly. This means that the Fund’s shares may trade at a discount to NAV and intra-day bid/ask spreads may widen, and the discount is likely to be greatest when the price of the Fund’s shares is falling fastest, which may be the time that investors most want to sell the Fund’s shares. However, given that the Fund’s shares can be purchased and redeemed in Creation Units at NAV, and the Fund’s portfolio holdings are fully disclosed on a daily basis, the Advisor believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained. A disruption in creations and redemptions, however, may cause the market price of the Fund’s shares to deviate significantly from the Fund’s NAV. In addition, the Fund’s investment results are measured based upon the daily NAV of the Fund. Accordingly, investors purchasing and selling the Fund’s shares in the secondary market may not experience investment results consistent with those purchasing from and redeeming Creation Units with the Fund directly.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures contracts.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources, and may lack management experience.

MBS and CMO Risk. MBS and CMOs are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase, and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, and generally are more volatile, than larger companies. Micro capitalization companies may trade in less liquid markets in which it may be more difficult for the Sub-Advisor to sell at times and at prices that the Sub-Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised), and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions, and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended.

In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models is usually constructed based on data supplied by third parties, the success of the Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund, as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s NAV per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The liquidity of mortgage-backed securities, and particularly non-agency non-investment grade mortgage-backed securities, may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets, have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose, and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection, which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality, and their values are more volatile than municipal bonds due to the leverage they entail.

New Fund Risk. The Fund is a relatively new fund with limited history of operations for investors to evaluate.

Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. ETFs and their advisors are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to the Advisor’s management of individual and institutional accounts. As a result, the Sub-Advisor may not achieve its intended result in managing the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with, and developments affecting, that issuer than a fund that invests more widely.

Options Market Risk. Markets for options and options on futures contracts may not always operate on a fair and orderly basis. At times, prices for options and options on futures contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy, achieve its investment objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Selling covered call or stock index options will limit the Fund’s gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund’s portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Certain hedging strategies, known as spreads or straddles, expose the Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction, the Fund will invest in a combination of long and short (written) positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the short option increases in price more than the Advisor expects. In a straddle transaction, the Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.

Generally, options may not be an effective hedge or substitute for an underlying reference instrument because they may have imperfect correlation to the value of the securities or other reference instrument that they are intended to hedge or track. Factors, such as differences in supply and demand for certain options, may cause their returns to deviate from the Advisor’s expectations. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund’s portfolio securities.

Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures contracts may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stockholders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the fund industry generally, and disputes over such interpretations can increase legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security. The Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices, or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Sector Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The NAV of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. In order to cover its short positions on written options, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver, or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. This may limit the Fund’s investment flexibility and may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This may also affect the Fund’s ability to meet redemption requests or other current obligations. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources, and may lack management experience.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations, and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described herein. Certain derivatives risks are heightened with respect to over-the-counter (“OTC”) derivative instruments, like certain swap agreements, and may be greater during volatile market conditions. Such risks include the risk of leverage (i.e., the risk that an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset), counterparty risk (i.e., the risk of a counterparty’s unwillingness or inability to perform its obligations, including as a result of bankruptcy), credit risk, and pricing risk (i.e., swaps may be difficult to value). Other heightened risks include the inability to close out a swap position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its holdings and the Fund’s liquidity may be impaired.

Underlying Fund Risk. The ETFs and money market funds (“Underlying Funds”) in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. In addition, when the Fund invests in Underlying Funds, there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in the Underlying Funds below:

●	Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the advisor to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

●	ETF Tracking Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund may invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

●	Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Sub-Advisor correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

●	Management Risk. When the Fund invests in Underlying Funds there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

●	Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the advisor to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

●	Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.

●	Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV and market price per share to experience significant increases or declines in value over short periods of time; however, all investments long- or short-term are subject to risk of loss.

Exclusion of Investment Advisor from Commodity Pool Operator Definition

With respect to the Fund, the Advisor has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Advisor is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s Statement of Additional Information (“SAI”). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. Neither Fund is intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

SHAREHOLDER INFORMATION

Purchasing and Selling Fund Shares on the Secondary Market

General. Most investors will buy and sell shares of the Fund in secondary market transactions through its financial institution. Shares of the Fund will be listed for trading in the secondary market on the Exchange. The Exchange is currently open for business each day other than weekends and the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund’s shares trade on the Exchange under the following symbols:

Fund	Symbol
Monopoly ETF	MPLY

Shares of the Fund can be bought and sold throughout the trading day at its market price like other publicly traded equity securities. If you purchase shares of the Fund in the secondary market, there is no minimum investment. While shares of the Fund will typically be purchased and sold in the secondary market in “round lots” of 100 shares, your financial institution may permit you to purchase or sell shares in smaller “odd-lots” at no per-share price differential. When purchasing or selling Fund shares through your financial institution, you will pay customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offer price in the secondary market.

The market price of Fund shares may be below (a discount), at, or above (a premium) their most recently calculated NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s portfolio securities, economic conditions and other factors.

Purchasing Shares from and Redeeming Shares with the Fund

General. On each Business Day, you may purchase shares directly from the Fund, and you may tender shares for redemption directly to the Fund, in a Creation Unit or multiples thereof. Each Creation Unit is currently comprised of 10,000 shares. The number of shares comprising a Creation Unit may change over time. Once “created,” shares of the Fund will generally trade in the secondary market in amounts less than a Creation Unit (see “Shareholder Information – Purchasing and Selling Fund Shares on the Secondary Market”).

To purchase or redeem Creation Units of the Fund, you must be an Authorized Participant or you must purchase or redeem the shares through a financial institution that is an Authorized Participant. The Distributor will provide a list of Authorized Participants upon request.

The Fund processes orders for the purchase and redemption of Creation Units at the NAV next calculated after an order has been received in proper form by the Distributor.

Except where the purchase or redemption will include cash under certain circumstances, investors will generally be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will generally receive an in-kind transfer of specified instruments (“Redemption Instruments”). The name and quantities of the instruments that constitute the Fund’s Deposit Instruments, and the names and quantities of the instruments that constitute the Fund’s Redemption Instruments, will be specified by the Fund each day, and these instruments are referred to, in the case of either a purchase or a redemption, as the “Creation Basket.” If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Creation Basket exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference.

The Fund generally does not offer or sell its shares outside of the U.S. Also, the Fund reserves the right to reject any purchase request at any time, for any reason, and without notice.

Additional information regarding the purchase and redemption of the Fund’s Creation Units may be found in the “Purchase and Redemption of Creation Units” section of the SAI.

Continuous Offering. Because new shares may be created and issued on an ongoing basis during the life of the Fund, a “distribution,” as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the record owner or registered owner of all outstanding shares of the Fund and is recognized as the owner of all such shares. Your beneficial interest in the shares of the Fund will be reflected on the records of the DTC or its participants. Participants in the DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with the DTC. As a beneficial owner of shares of the Fund, you are not entitled to receive physical delivery of stock certificates or to have shares of the Fund registered in your name, and you are not considered a registered owner of those shares. Therefore, to exercise any right as an owner of Fund shares, you must rely on the procedures of the DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form through your financial institution.

Calculation of Net Asset Value

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. Since the Fund may invest a portion of its investment portfolio in foreign securities that trade on weekends or other days that the Fund does not price its shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem Creation Units.

In computing the NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available, except short-term investments with remaining maturities of 60 days or less which are valued at amortized cost. Pursuant to Board-approved policies, the Fund relies on certain security pricing services to provide current market value of securities.

Securities for which market quotations are not readily available are valued at their “fair value” pursuant to Board-approved procedures. Market quotations may not be readily available if: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the normal market close; (3) a portfolio security is not traded in significant volume for a substantial period; (4) the value of a portfolio security has been materially affected by events occurring after the close of the market on which the security is principally traded; or (5) the Advisor determines that the quotation or price for a portfolio security provided by an independent pricing source is inaccurate. The securities of smaller companies in which the Fund may invest may be susceptible to fair valuation since these securities may be thinly traded and less liquid than their larger counterparts. Similarly, the Fund’s investments in foreign securities, if any, are more likely to require a fair value determination because, among other things, events may occur between the closure of the foreign market and the time that the Fund calculates its NAV that affect the reported market value of these securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price by an independent pricing service or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

Frequent Purchases and Sales of Fund Shares

The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares. Frequent purchases and sales of the Fund’s shares in the secondary market are not expected to subject the Fund to the harmful effects of market timing and excessive trading such as dilution, the disruption of portfolio management, an increase in portfolio trading costs, and/or the realization of capital gains, since these transactions do not involve the Fund directly. It is not anticipated that these effects will materialize as a result of the issuance and redemption of Creation Units by the Fund since these transactions will generally be processed on an in-kind basis (that is for a basket of portfolio securities and not for cash). Transaction fees will be imposed on purchases and redemptions of Creation Units, which are intended to offset custodial and other costs to the Fund incurred in processing the transactions in-kind. To the extent that the Fund permits the purchase or redemption of Creation Units in part or wholly in cash, higher transaction fees will be imposed, which are intended to offset the Fund’s increased trading costs to purchase or redeem portfolio securities in connection these transactions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI.

DISTRIBUTION OF THE FUND

The Fund has adopted, but has yet to implement, a Rule 12b-1 Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event that Rule 12b-1 fees are charged in the future, because such fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Additional Payments to Financial Intermediaries

The Advisor and its affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Advisor, the Sub-Advisor, their affiliates, or the Fund, and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

MANAGEMENT OF THE FUND

Investment Advisor

Rational Advisors, Inc. has been retained by the Trust under a Management Agreement to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors, LLC, and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies, also known as a “Fund Complex.” The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. MFund Services LLC, an affiliate of the Advisor provides the Funds with management and legal administrative support and compliance services. The address of the Advisor is 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242.

A discussion of the Trustees’ review and renewal of the Advisor’s investment advisory agreement with the Trust with respect to the Fund is available in the Fund’s Annual Report for the fiscal period ended April 30, 2026.

Sub-Advisor

Rareview Capital LLC serves as the Fund’s Sub-Advisor pursuant to a sub-advisory agreement with the Advisor. The Sub-Advisor is located at 10785 W. Twain Ave., Suite 210, Las Vegas, NV 89135. The Sub-Advisor was founded in 2016 and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Sub-Advisor is an ETF sponsor focused on goals-based investment management strategies.

Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays the Sub-Advisor 50% of the net advisory fees paid by the Fund to the Advisor.

A discussion of the Trustees’ review and approval of the Sub-Advisor’s investment sub-advisory agreement with the Advisor is available in the Fund’s Annual Report for the fiscal period ended April 30, 2026.

Portfolio Manager

Neil Azous is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Azous is the Founder, Managing Member, and Chief Investment Officer of the Sub-Advisor. Mr. Azous heads the firm’s investment team and oversees all portfolio and risk management activities. Mr. Azous also serves as the Portfolio Manager to Rareview Funds. Before founding the Sub-Advisor, Mr. Azous was the Founder and Managing Member of Rareview Macro LLC, an independent research and consulting firm. Prior to founding Rareview Macro, Mr. Azous was a Managing Director at Navigate Advisors, where he specialized in constructing portfolios and advising on risk. On Wall Street, his career included roles at UBS Investment Bank and Donaldson Lufkin & Jenrette, where his responsibilities comprised of trading derivatives, hedging solutions, asset allocation, and fundamental securities analysis. He began his career at Goldman Sachs in Fixed Income, after completing both the firm’s Analyst and Associate training programs. Mr. Azous completed graduate-level coursework for an MS in Real Estate at New York University and received his BA in Business Administration from the University of Washington, where he was the recipient of the Bothell Business School 2013 Distinguished Undergraduate Alumnus Award.

The SAI provides additional information about the portfolio manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Trust’s Board of Trustees’ approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisors who are not affiliated with the Advisor without obtaining shareholder approval. Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Fees Paid to Advisor

As full compensation for its services to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 0.79% of the Fund’s average daily net assets. In consideration of the fees paid with respect to the Fund, the Advisor has agreed to pay all routine expenses of the Fund (including, without limitation, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports), except the Fund’s management fee; taxes; brokerage commissions and trading costs; interest expense (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

DIVIDENDS AND DISTRIBUTIONS

Distributions. The Fund does not offer a dividend reinvestment service to facilitate the reinvestment of distributions into additional Fund shares. The Fund intends to declare and pay dividends on investment income, if any, annually. The Fund also intends to make distributions of net capital gains, if any, at least annually. Dividends and capital gains distributions will be paid in cash.

Dividend Reinvestment Services. If you hold Fund shares through a broker that offers a dividend reinvestment service, you may elect to reinvest dividends and capital gains distributed by the Fund in additional shares of that Fund. Contact your broker to determine whether a reinvestment service is available and to discuss any related charges associated with the use of the reinvestment service.

As with all ETFs, reinvestment of dividend and capital gains distributions in additional shares of the Fund will occur after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of the Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses. A shareholder will have an adjusted basis in the additional shares of the Fund acquired through a reinvest service equal to the amount of the reinvested distribution, and the holding for the new shares shall commence on the day after such shares are credited to the shareholder’s account.

TAX CONSEQUENCES

There are many important tax consequences associated with an investment in the Fund offered by this Prospectus. The following is a brief summary of certain federal income tax consequences relating to an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on the Fund’s distributions and the sale of Fund shares. Consult your personal tax advisor about the potential tax consequences of your investment in the Fund under all applicable tax laws. For more information, please see the SAI section entitled “Taxes.”

Taxation of Distributions. The Fund is treated as a separate entity for federal tax purposes. The Fund intends to qualify as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. If the Fund qualifies as a RIC, and satisfies certain distribution requirements, it will not be required to pay U.S. federal income taxes on income and gains it distributes to its shareholders.

The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Generally, distributions are subject to federal income tax for the year in which they are paid. Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to shareholders in the previous year.

Generally, you are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received, that are paid from the Fund’s current and accumulated earnings and profits. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A written statement will accompany any such distribution informing you that the distribution is a return of capital. If you hold Fund shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.

Distributions paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income or qualified dividend income. Distributions representing long-term capital gains, if any, will be taxable to you as long-term capital gains no matter how long you have held the shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price paid).

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes any ordinary dividends and capital gain distributions from the Fund, as well as any capital gains recognized on the sale or exchange of Fund shares.

Distributions of investment income designated by the Fund as derived from “qualified dividend income” (income from taxable domestic corporations and certain qualified corporations) will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain distributions paid to certain high-income taxpayers are subject to a regular tax rate of 20%. High income taxpayers, for this purpose, are defined, in 2020, as individuals and married couples filing jointly whose taxable income exceeds $441,450 and $496,600, respectively, per year.

Foreign Securities. The Fund may be subject to foreign withholding taxes on income it earns from investing in foreign securities, which may reduce the return on such investments.

Backup Withholding. If you fail to furnish the Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions and redemptions. You are urged to read the additional information concerning withholding provided in the SAI.

Non-U.S. Investors. If you are not a citizen or permanent resident of the U.S., the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or such income is effectively connected with a U.S. trade or business. The Fund may, under certain circumstances, designate all or portion of a dividend as an “interest-related dividend” that, if received by a nonresident alien or foreign entity, generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which, if received by a nonresident alien or foreign entity, generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year.

Taxes on Exchange-Listed Sales and Cash Redemptions of Creation Units. You will recognize a taxable gain or loss upon the sale of the Fund’s shares in the secondary market and upon the cash redemption of the Fund’s Creation Unit. Currently, any capital gain or loss realized from the sale of the Fund’s shares for cash will generally be treated as long-term capital gain or loss if those shares have been held for more than one year and as short-term capital gain or loss if those shares have been held for one year or less. Any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received with respect to the shares. All or a portion of any loss recognized upon the disposition of the Fund’s shares may be disallowed under “wash sale” rules if other shares of the Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares that you acquired.

Taxes on In-Kind Purchases and Redemptions of Creation Units. An Authorized Participant who exchanges securities or securities and cash for a Creation Unit will generally recognize a gain or loss equal to the difference between the market value of the Creation Unit at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for the Creation Unit. An Authorized Participant who exchanges a Creation Unit for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities and cash received for the Creation Unit. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for a Creation Unit cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible. Under current federal tax laws, any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units of the Fund you purchased and sold and at what price.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

FINANCIAL HIGHLIGHTS

Monopoly ETF

The financial highlights table below is intended to help you understand the Fund’s financial performance since its inception on May 15, 2025 (commencement of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal period from May 15, 2025 (commencement of operations) to April 30, 2026, which is available upon request.

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains ( losses)	Total from investment activities	Distributions from net investment income	Distributions from Return of Capital	Distributions from net realized gains from investment	Total distributions	Net Asset Value, end of period	Total return at Net Asset Value(b)(c)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Gross Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at end of period (000’s)	Portfolio turnover(b)
Monopoly ETF
May 15, 2025(f) through April 30, 2026	$25.00	(0.05)	6.45	6.40	—	—	(0.04)	(0.04)	$31.36	25.60%	0.79%	0.79%	(0.17)%	$13,173	9%

(a)	Calculated using the average shares method

(b)	Not annualized for periods less than one year

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Annualized for periods less than one year

(e)	Certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	Commencement of operations

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at https://strategysharesetfs.com/.

More information about the Fund is available free, upon request, including the following:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders on Form N-CSR. The Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

Rational Advisors, Inc. is the Advisor to the Fund.

Rareview Capital LLC is the Sub-Advisor to the Fund.

Foreside Fund Services, LLC is the Distributor.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call
(855) 4SS-ETFS or (855) 477-3837

Write
36 North New York Avenue,
Huntington, New York 11743

Log on the Internet

You may also access Fund information, including copies of the most current SAI and annual and semi-annual reports, information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, at www.strategysharesetfs.com. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Contact the SEC

You may request Fund information from the SEC by e-mail at publicinfo@sec.gov. A duplicating fee will apply.

Investment Company Act of 1940 No. 811-22497

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